                                                                  Exhibit 10.22

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                                CREDIT AGREEMENT

                         DATED AS OF FEBRUARY 19, 1997


                                    BETWEEN

                               PLANTRONICS, INC.

                                      AND

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION




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
                               TABLE OF CONTENTS

Section                                                                                                                  Page
                                                             ARTICLE I
                                                            DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .    1

  1.01  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  1.02  Other Interpretive Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
              (a)       Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
              (b)       The Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
              (c)       Certain Common Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
              (d)       Performance; Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
              (e)       Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
              (f)       Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
              (g)       Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
              (h)       Independence of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
              (i)       Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
  1.03  Accounting Principles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

                                                            ARTICLE II
                                                            THE CREDITS . . . . . . . . . . . . . . . . . . . . . . . .   29

  2.01  Amounts and Terms of Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  2.02  Loan Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  2.03  Procedure for Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
  2.04  Conversion and Continuation Elections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
  2.05  Voluntary Termination or Reduction of Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  2.06  Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  2.07  Mandatory Prepayments; Mandatory Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
              (a)       Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
              (b)       General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  2.08  Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  2.09  Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  2.10  Commitment Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  2.11  Computation of Fees and Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  2.12  Payments by the   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

                                                            ARTICLE III
                                                       THE LETTERS OF CREDIT  . . . . . . . . . . . . . . . . . . . . .   35

  3.01  The Letter of Credit Subfacility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
  3.02  Issuance, Amendment and Renewal of Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
  3.03  Drawings and Reimbursements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
  3.04  Obligations Absolute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
  3.05  Cash Collateral Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  3.06  Letter of Credit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
  3.07  Uniform Customs and Practice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39





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
                                                            ARTICLE IV
                                              TAXES, YIELD PROTECTION AND ILLEGALITY  . . . . . . . . . . . . . . . . .   40

  4.01  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
  4.02  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
  4.03  Increased Costs and Reduction of Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
  4.04  Funding Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
  4.05  Inability to Determine Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
  4.06  Certificate of Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
  4.07  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

                                                             ARTICLE V
                                                       CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . .   44

  5.01  Conditions of Effectiveness of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
              (a)       Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
              (b)       Incumbency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
              (c)       Articles of Incorporation; By-laws and Good Standing  . . . . . . . . . . . . . . . . . . . . .   44
              (d)       Payment of Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
              (e)       Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
              (f)       Legal Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
              (g)       Prior Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
              (h)       Other Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
  5.02  Conditions to All Credit Extensions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
              (a)       Documentation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
              (b)       Continuation of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . .   45
              (c)       No Existing Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
              (d)       No Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

                                                            ARTICLE VI
                                                  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . .   46

  6.01  Corporate Existence and Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
  6.02  Corporate Authorization; No Contravention . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
  6.03  Governmental Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  6.04  Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  6.05  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  6.06  ERISA Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
  6.07  Use of Proceeds; Margin Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
  6.08  Title to Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
  6.09  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
  6.10  Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
  6.11  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
  6.12  Regulated Entities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
  6.13  Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
  6.14  Labor Relations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51





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
Section                                                                                                                  Page
  6.15  Copyrights, Patents, Trademarks and Licenses, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
  6.16  Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
  6.17  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
  6.18  Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

                                                            ARTICLE VII
                                                       AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . .   52

  7.01  Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
  7.02  Certificates; Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
  7.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
  7.04  Preservation of Corporate Existence, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
  7.05  Maintenance of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
  7.06  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
  7.07  Payment of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
  7.08  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
  7.09  Inspection of Property and Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
  7.10  Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
  7.11  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
  7.12  Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
  7.13  Internal Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
  7.14  Board Resolutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58

                                                           ARTICLE VIII
                                                        NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . .   58

  8.01  Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
  8.02  Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
  8.03  Consolidations and Mergers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
  8.04  Loans and Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
  8.05  Acquisitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
  8.06  Limitation on Indebtedness; Contingent Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
  8.07  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
  8.08  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
  8.09  Joint Ventures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
  8.10  Lease Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
  8.11  Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
  8.12  Net Funded Debt to EBITDA Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
  8.13  Tangible Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
  8.14  Interest Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
  8.15  Change in Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
  8.16  Accounting Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
  8.17  Amendments to Senior Note Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72





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
Section                                                                                                                  Page
                                                            ARTICLE IX
                                                         EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . .   72

  9.01  Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
              (a)       Non-Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
              (b)       Representation or Warranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
              (c)       Specific Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
              (d)       Other Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
              (e)       Cross-Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
              (f)       Insolvency; Voluntary Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
              (g)       Involuntary Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
              (h)       ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
              (i)       Monetary Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
              (j)       Non-Monetary Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
              (k)   Invalidity of Company Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
  9.02  Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
  9.03  Rights Not Exclusive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75

                                                             ARTICLE X
                                                           MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .   76

  10.01  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
  10.02  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
  10.03  No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
  10.04  Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
  10.05  Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
              (a)       General Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
              (b)       Survival; Defense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
  10.06  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
  10.07  Assignments, Participations, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
  10.08  Set-off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
  10.09  Automatic Debits of Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
  10.10  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
  10.11  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
  10.12  No Third Parties Benefited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
  10.13  Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
  10.14  Governing Law and Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
  10.15  Arbitration; Reference . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
              (a)       Mandatory Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
              (b)       Judicial Reference  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
              (c)       Provisional Remedies and Setoff.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
  10.16  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

SCHEDULES

Schedule 6.05        Litigation
Schedule 6.06        ERISA Matters
Schedule 6.10        Permitted Liabilities
Schedule 6.15        Intellectual Property Matters
Schedule 6.16        Subsidiaries and Equity Investments
Schedule 8.01        Permitted Liens
Schedule 8.04        Permitted Investments
Schedule 8.06        Permitted Indebtedness and Contingent Obligations




EXHIBITS

Exhibit A      Notice of Borrowing
Exhibit B      Notice of Conversion/Continuation
Exhibit C      Compliance Certificate
Exhibit D      Form of Legal Opinion
Exhibit E      Form of L/C Applications
Exhibit F      Form of L/C Amendment Applications

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT is entered into as of February 19, 1997, between Plantronics, Inc., a Delaware corporation (the "Company") and Bank of America National Trust and Savings Association (the "Bank").

         WHEREAS, the Bank has agreed to make available to the Company a revolving credit facility with a letter of credit subfacility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         1.01 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

                 "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an Acquisition from such Person, or (b) existing at the time such Person becomes a Subsidiary of any other Person.

                 "Acquiree" has the meaning specified in subsection 8.05.

                 "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person (other than a Person that is a Subsidiary of the Company), or of any business or division of a Person (other than a Person that is a Subsidiary of the Company), (b) the acquisition, of in excess of 50% of the capital stock, partnership interests or equity of any Person (other than a Person that is a Subsidiary of the Company) or otherwise causing any such Person to become a Subsidiary of the Company, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary of the Company) provided that the Company or the Company's Subsidiary is the surviving entity or the surviving or resulting entity is under the control of, or under common control with, the Company.

                 "Adjusted EBITDA" means, for any period, for the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, EBITDA for such period less Capital Expenditures incurred in such period.

                 "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agreement" means this Credit Agreement, as amended, supplemented or modified from time to time.

                 "Applicable Rate" means, for any day, with respect to any Offshore Rate Loan, CD Rate Loan or Base Rate Loan and the commitment and standby letter of credit fees payable hereunder, as the case may be, the applicable rate per annum set forth in the chart below under the caption "Offshore Rate Margin," "CD Rate Margin," "Base Rate Margin," "Commitment Fee," and "Standby Letter of Credit Fee," as the case may be, based upon the respective Performance Levels in effect on such day as set forth below.


                                   CD Rate       Offshore      Base Rate     Commit-       Standby Letter
                                   Margin       Rate Margin      Margin      ment Fee       of Credit Fee
  Performance Level 1             0.6250%        0.5000%       0.0000%        0.1250%        0.5000%
  -------------------
  Net Funded Debt to EBITDA
  Ratio
  < 1.50 to 1.00

  Performance Level 2             0.7500%        0.6250%       0.0000%        0.1500%        0.6250%
  -------------------
  Net Funded Debt to EBITDA
  Ratio
  < 2.00 to 1.00 but
  > 1.50 to 1.00
  -

  Performance Level 3             1.1250%        1.0000%       0.0000%        0.2000%        1.0000%
  -------------------
  Net Funded Debt to EBITDA
  Ratio
  < 2.50 to 1.00 but
  > 2.00 to 1.00
  -

  Performance Level 4             1.3750%        1.2500%       0.2500%        0.3000%        1.2500%
  -------------------
  Net Funded Debt to EBITDA
  Ratio
  > 2.50 to 1.00
  -



                 The applicable Performance Level as of any day shall be determined by reference to the Net Funded Debt to EBITDA Ratio as of the last day of the fiscal quarter most recently ended on or prior to such day, and any change in the Performance Level shall become effective upon the delivery to the Bank of the Compliance Certificate required to accompany the financial statements delivered pursuant to
         Section 7.01 upon which such change is based, which Compliance Certificate shall set forth in reasonable detail the calculation of the Net Funded Debt to EBITDA Ratio.

                 Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, at any time prior to the time the first delivery of financial statements under Section 7.01 after the Closing Date, the Applicable Rate shall be determined as if the Net Funded Debt to EBITDA Ratio were at Performance Level 1.

                 "Approved Replacement Director" means (i) any director of the Company that has been approved by two-thirds of the Board of Directors as constituted at the beginning of any relevant period or by a Permitted Holder or (ii) any director of the Company that has been approved by two-thirds of those members of the Board of Directors, as constituted at the beginning of any relevant period, entitled pursuant to the Organization Documents of the Company to vote for such director, together with any directors referred to in the preceding clause (i) or previously approved in accordance with this clause (ii), or by a Permitted Holder.

                 "Asset Sale" means any direct or indirect sale, conveyance, transfer, lease or other disposition to any Person other than the Company or a Subsidiary of the Company, in one transaction or a series of related transactions, of (i) any Capital Stock of any Subsidiary of the Company or (ii) any other Property of the Company or any Subsidiary of the Company other than sales of inventory or other assets in the Ordinary Course of Business and other than isolated transactions which do not exceed $250,000, individually, or $500,000, in the aggregate. For purposes of this definition, as used in Section 8.02, the term "Asset Sale" shall not include (x) any disposition of the Property of the Company or any Subsidiary of the Company that is governed under and complies with Section 8.03 or any disposition of Investments of the type described in subsections 8.04 (b), (c), (e) (f) and (l); or
         (y) any issuance by the Company of its Capital Stock.

                 "Assignee" has the meaning specified in subsection 10.07(a).

                 "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

                 "Bank" means Bank of America National Trust and Savings Association, a national banking association.

                 "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

                 "Bank's Payment Office" means the address for payments set forth on the signature page hereto in relation to the Bank or such other address as the Bank may from time to time specify in accordance with Section 10.02.

                 "Base Rate" means, for any day, the higher of:

                        (a) the rate of interest in effect for such day as publicly announced from time to time by the Bank in San Francisco, California, as its "reference rate." It is a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate; and

                        (b)  0.50% per annum above the latest Federal Funds
               Rate.

               Any change in the reference rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

               "Base Rate Loan" means a Loan that bears interest based on the Base Rate.

               "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any

       Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

               "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

               "Capital Expenditures" means, for any period, the expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Leases that is capitalized on the consolidated balance sheet of the Company and its Subsidiaries, but excluding capitalized interest and items paid in cash that had been accrued and counted as a Capital Expenditure in a prior period) by the Company and its Subsidiaries during that period that are or should be included in "capital expenditures", "additions to property, plant or equipment" or comparable items, determined in accordance with GAAP in the statement of cash flow of the Company and its Subsidiaries.

               "Capital Lease" has the meaning specified in the definition of "Capital Lease Obligations."

               "Capital Lease Obligations" means all monetary obligations of the Company or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease ("Capital Lease"), and, for the purpose of this Agreement, the amount of such obligations at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

               "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock (including any partnership interest), whether outstanding on the Closing Date or issued after the Closing Date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

               "Cash Collateralize" means to pledge and deposit with or deliver to the Bank as collateral for the Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Bank. Derivatives of such term shall have corresponding meaning. The Company hereby grants the Bank a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest-bearing deposit accounts at the Bank.

               "Cash Equivalents" means:

                        (a) any evidence of Indebtedness with a maturity of 365
               days or less issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof);

                        (b) certificates of deposit or acceptances with a
               maturity of 365 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $100,000,000;

                        (c) commercial paper with a maturity of 365 days or
               less issued by a corporation (other than an Affiliate of the Company) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc.;

                        (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States government, in each case maturing within one year from the date of acquisition, provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities and Others, as adopted by the Comptroller of the Currency of the United States;

                        (e) deposit accounts maintained with financial institutions referred to in the preceding clause (b); and

                        (f) investments in mutual funds which invest exclusively in items described in the preceding clauses (a) through (e) above.

               "Cash Interest Expense" means, for any period, on a consolidated basis, total interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for the Company and its Subsidiaries, less non-cash items included in such interest expense (including any amortization of discount or interest expense not payable in cash).

               "CD Rate" means, for each Interest Period in respect of any CD Rate Loans, the rate of interest (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:


               CD Rate =   Certificate of Deposit Rate  + Assessment
                            1.00 - Reserve Percentage         Rate

               Where:

                        "Assessment Rate" means for any day of any Interest
               Period for CD Rate Loans, the rate determined by the Bank as equal to the annual assessment rate in effect on such day that is payable to the FDIC by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. Section 327.3) for insuring time deposits at offices of such member in the United States, or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to the Bank) for insuring time deposits at offices of such banks in the United States.

                        "Certificate of Deposit Rate" means for any Interest
               Period for CD Rate Loans the rate of interest per annum determined by the Bank to be the arithmetic mean (rounded upward to the nearest 1/100th of 1%) of the rates notified to the Bank as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by the Bank for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loans to be made, at the time selected by the Bank on the first day of such Interest Period.

                        "Reserve Percentage" means for any day for any Interest
               Period for CD Rate Loans the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%), as determined by the Bank, in effect on such day (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages) prescribed by the Federal Reserve Board for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

               "CD Rate Loan" means a Loan that bears interest based on the CD Rate.

               "CERCLA" has the meaning specified in the definition of "Environmental Laws."

               "Change of Control" means the occurrence, after the date of this Agreement, of any of the following: (i) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, to any Person or group of Persons acting in concert as a partnership or other group (a "group of persons"), other than a Permitted Holder; (ii) the merger or consolidation of the Company with or into another corporation with the effect that a Person or group of persons (such Person or group of persons, the "Acquiring Persons"), other than Permitted Holders, has become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the surviving Person of such merger or consolidation or the corporation resulting from such merger or consolidation representing 35% or more of the combined voting power of the then outstanding securities of such surviving or resulting Person, as the case may be, ordinarily (and apart from rights arising under special circumstances) having the right to vote in the election of directors, provided that such a merger or consolidation shall not be a Change of Control if, after giving effect to such merger or consolidation, Permitted Holders are then the beneficial owner of securities of such surviving Person representing combined voting power in excess of the combined voting power of such securities as to which the Acquiring Persons have become the beneficial owner; (iii) after giving effect to the changes in the composition of the Board of Directors of the Company contemplated by the Restructure (such changes, the "Contemplated Change"), a further change to the composition of such Board of Directors, over a two-year period (or such shorter period as may then have elapsed following the Contemplated Change), such that the directors who constituted such Board of Directors at the beginning of such period, together with all Approved Replacement Directors elected since the beginning of such period, shall cease to constitute a majority of such Board of Directors; and (iv) a Person or group of persons (such Person or group of persons, the "Purchasers"), other than Permitted Holders, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, provided that such a change of ownership shall not be a Change of Control if, after giving effect to such change, Permitted Holders are then the beneficial owner of securities of the Company representing combined voting power in excess of the combined voting power of such securities as to which the Purchasers have become the beneficial owner.

               "Closing Date" means the date on which all conditions precedent set forth in Section 5.01 are satisfied or waived by the Bank.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

               "Commitment" has the meaning specified in subsection 2.01(a).

               "Company Documents" means this Agreement, the L/C- Related Documents and any other consents, waivers and other agreements and instruments entered into by the Company with (or in favor of) the Bank pursuant to the requirements of this Agreement or the L/C-Related Documents.

               "Compliance Certificate" means a certificate, substantially in the form of Exhibit C, executed and delivered on behalf of the Company by a Responsible Officer.

               "Consolidated Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of the aggregate amount of Adjusted EBITDA plus Capital Expenditures incurred in such period of such Person for the four full fiscal quarters for which financial information in respect thereof is available immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Adjusted EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) any incurrences, and permanent repayments out of the proceeds of such incurrences, of Indebtedness of such Person or any of its Subsidiaries occurring during the period commencing on the first day of the Four Quarter Period to and including the Transaction Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation, as if such incurrence or repayment, as the case may be, occurred on the first day of the Reference Period, but excluding Indebtedness incurred or repaid under any revolving credit or similar facility pursuant to which amounts incurred may be repaid and reborrowed for working capital purposes (it being understood that such incurrences and repayments referred to in this exclusion are included in the calculation of the "Consolidated Fixed Charge Coverage Ratio" on an actual basis), unless a permanent reduction in the commitments is effected by such repayment and (b) any Asset Sales or Acquisitions (including, without limitation, any Acquisition giving rise to the need to make such calculation as a result of such person or one of its Subsidiaries (including any person who becomes a Subsidiary as a result of the Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Reference Period, as if such Asset Sale or Acquisition occurred on the first day of the Reference Period. Without limiting the generality of the foregoing, in making any calculation of the Consolidated Fixed Charge Coverage Ratio for any period commencing prior to January 26, 1994, the recapitalization which took effect on such date shall be deemed to have occurred on the first day of the Reference Period. Furthermore, in calculating "Consolidated Interest Expense" and "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; (ii) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Reference Period; and (iii) notwithstanding clause (i) and (ii) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to such agreements. If such Person or any of its Subsidiaries directly or indirectly enters into a Guaranty Obligation with respect to Indebtedness of a third person (other than Indebtedness of a consolidated Subsidiary of such person or with respect to a consolidated Subsidiary of the Company other than Indebtedness of the Company), the above clause shall give effect to the incurrence of such Guaranty Obligation as if such person or such Subsidiary had directly incurred or otherwise assumed such Guaranty Obligation.

               "Consolidated Fixed Charges" means, with respect to any Person for any period, the amounts for such period of (i) Consolidated Interest Expense and (ii) the aggregate amount of dividends and other distributions paid or accrued during such period in respect of Disqualified Capital Stock of such Person and its Subsidiaries on a consolidated basis; provided that if, during such period, such Person or any of its Subsidiaries shall have made any Asset Sales or Acquisitions, Consolidated Fixed Charges for such Person and its Subsidiaries for such period shall be adjusted to give pro forma effect to the Consolidated Fixed Charges directly attributable to the assets which are the subject of such Asset Sales or Acquisitions during such period.

               "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (e) all accrued interest, (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP and (iii) one-third of the amount of all lease payments (other than Capitalized Lease Obligations) paid, accrued and/or scheduled to be paid or accrued by such person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

               "Contingent Obligation" means, as to any Person, (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; provided, that the amount in respect thereto to be included as a Contingent Obligation shall mean only that portion of such obligation or liability as is contingent, (ii) to purchase any materials, supplies or other Property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other Property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other Property is ever made or tendered, or such services are ever performed or tendered, or (iii) in respect of any Interest Rate Protection Obligation that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item (b)(iii) of this definition, be marked to market on a current basis.

               "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its Property is bound.

               "Conversion Date" means any date on which the Company converts a Base Rate Loan to an Offshore Rate Loan or a CD Rate Loan; a CD Rate Loan to an Offshore Rate Loan or a Base Rate Loan; or an Offshore Rate Loan to a CD Rate Loan or a Base Rate Loan.

               "Credit Extension" means and includes (a) the making of any Loan hereunder, and (b) the Issuance of any Letter of Credit hereunder.

               "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency value.

               "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute an Event of Default.

               "Disqualified Capital Stock" means, with respect to any Person, any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Revolving Termination Date.

               "Dollars", "dollars" and "$" each mean lawful money of the United States.

               "Domestic Subsidiary" means any Subsidiary that is organized under the laws of the United States or any state thereof.

               "EBITDA" means, for any period, for the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) the net income (or net loss) for such period, plus
       (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss), plus (d) all non-cash expenses or charges for management stock compensation to the extent included in the determination of such net income (or loss), provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

               "Effective Amount" means (i) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Loans made and prepayments or repayments of Loans occurring on such date, and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

               "Environmental Claims" means all claims, however asserted, by any Governmental Authority alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by the Company.

               "Environmental Laws" means all federal, state or local laws, statutes, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereunder.

               "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in

       Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA; (d) a failure by the Company to make required contributions to a Pension Plan or other Plan subject to
       Section 412 of the Code; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company; or (g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

               "Eurodollar Reserve Percentage" has the meaning specified in the definition of "Offshore Rate".

               "Event of Default" means any of the events or circumstances specified in Section 9.01.

               "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder.

               "Fair Market Value" means, with respect to any Property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Company acting in good faith; provided that, in the case of any transaction in excess of $500,000, Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a certified copy of a resolution of such Board of Directors delivered to the Bank.

               "FDIC" means the Federal Deposit Insurance Corporation, or any entity succeeding to any of its principal functions.

               "Federal Funds Rate" means, for any period, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Bank of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Bank.

               "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any entity succeeding to any of its principal functions.

               "FDIC" means the Federal Deposit Insurance Corporation, or any entity succeeding to any of its principal functions.

               "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary of such Person.

               "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Guaranty Obligation" means, as applied to any Person, any obligation of that Person guaranteeing or intending to guarantee any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof; in each case (a), (b), (c) or (d), including arrangements wherein the rights and remedies of the holder of the primary obligation are limited to repossession or sale of certain Property of such Person ("Non-Recourse Guarantees"). The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof (the "Guaranty Amount"); provided that the amount of any Guaranty Obligation which is a Non-Recourse Guarantee shall be the lesser of the Guaranty Amount of such Guaranty Obligation or the Fair Market Value of the Property subject to such Non-Recourse Guaranty.

               "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

               "Indebtedness" of any Person means without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services; (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments issued by such Person, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations of such Person; (g) all net obligations with respect to Interest Rate Protection Obligations and Currency Agreements of such Person; (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person (but only to the extent of the lesser of such Indebtedness or the fair market value of the Property subject to such Lien, where such Lien secures a second person's indebtedness), even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above; provided, that Indebtedness shall not include trade payables and accrued expenses (including those between the Company and its Subsidiaries), in each case arising in the Ordinary Course of Business.

               "Indemnified Person" has the meaning specified in subsection 10.05(a).

               "Indemnified Liabilities" has the meaning specified in subsection 10.05(a).

               "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

               "Interest Coverage Ratio" means, as of any date of determination, in respect of the Company and its Subsidiaries on a consolidated basis, (a) Adjusted EBITDA divided by (b) Cash Interest Expense, said amounts being calculated on a rolling four-quarter basis (all to and including the then-most recent quarter end for which the Company has delivered to the Bank a Compliance Certificate).

               "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

               "Interest Payment Date" means, with respect to any CD Rate Loan or Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and, with respect to Base Rate Loans, the last Business Day of each calendar quarter and each date a Base Rate Loan is converted into an Offshore Rate Loan or a CD Rate Loan; provided, however, that if any Interest Period for a CD Rate Loan or Offshore Rate Loan exceeds 90 days or three months, respectively, the date which falls 90 days or three months (as the case may be) after the beginning of such Interest Period and after each Interest Payment Date thereafter shall also be an Interest Payment Date.

               "Interest Period" means, (a) with respect to any Offshore Rate Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the Offshore Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; and (b) with respect to any CD Rate Loan, the period commencing on the Business Day the CD Rate Loan is disbursed or continued or on the Conversion Date on which a Loan is converted to the CD Rate Loan and ending 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

       provided that:

                        (i) if any Interest Period pertaining to an Offshore Rate Loan or CD Rate Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                        (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                        (iii) no Interest Period shall extend beyond the date set forth in clause (a) of the definition of "Revolving Termination Date".

               "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued", "Issuing" and "Issuance" have corresponding meanings.

               "Joint Venture" means a single-purpose corporation, partnership, joint venture or other similar legal arrangement (whether created pursuant to contract in the case of a partnership or joint venture or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

               "L/C Amendment Application" means an application in substantially the form of Exhibit F, or such other application form for amendment of outstanding commercial or standby letters of credit as shall at any time be in use by the Bank, as the Bank shall request.

               "L/C Application" means an application in substantially the form of Exhibit E, or such other application form for issuance of commercial or standby letters of credit as shall at any time be in use by the Bank, as the Bank shall request.

               "L/C Commitment" means the commitment of the Bank to issue Letters of Credit to the Company in an aggregate amount outstanding not to exceed on any date $10,000,000, which commitment is a component of (and not an addition to) the Commitment.

               "L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit.

               "L/C-Related Documents" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit.

               "Lending Office" means the office or offices of the Bank specified on the signature page hereto, or such other office or offices of the Bank as it may from time to time specify to the Company.

               "Letter of Credit" means any commercial or standby letter of credit issued by the Bank pursuant to subsection 2.01(b).

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or other similar preferential arrangement, all of the foregoing for security purposes, of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement with respect to any of the foregoing naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an Operating Lease.

               "Loan" means an extension of credit by the Bank to the Company pursuant to subsection 2.01(a), and may be a Base Rate Loan, CD Rate Loan or an Offshore Rate Loan.

               "Loan Documents" means this Agreement, the L/C-Related Documents and any and all other consents, waivers, agreements, instruments and certificates delivered to the Bank in connection herewith or therewith.

               "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

               "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, any of the operations, business, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the

       Company to perform its payment obligations under any of the Company Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Company Document.

               "Material Subsidiary" means, with respect to any Person, a Subsidiary of such Person that would, on a pro forma basis after giving effect to any Transfer permitted hereunder, constitute a "significant subsidiary" as such term is defined under Rule 1.02(v) of Regulation S-X of the SEC.

               "Net Funded Debt" means, as of any date of determination, (i) Indebtedness (other than the types described in clause (i) of the definition thereof) and, without duplication, all Guaranty Obligations with respect to any such Indebtedness of another Person less (ii) cash and Cash Equivalents, to the extent not subject to any Lien, and to the extent exceeding in aggregate the amount of $5,000,000, in each case on a consolidated basis for the Company and its Subsidiaries.

               "Net Funded Debt to EBITDA Ratio" means, as of any date of determination, the ratio of Net Funded Debt to EBITDA, calculated on a rolling four-quarter basis (to and including the then-most recent quarter end for which the Company has delivered to the Bank a Compliance Certificate).

               "Net Proceeds" means, in the case of any sale, lease, conveyance or other disposition of Property (including a sale/leaseback), the gross consideration received in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making the disposition from such disposition (other than liabilities assumed directly or indirectly by the buyer), less (i) the amount of actual liabilities for taxes reasonably anticipated by the Company to be attributable to such disposition; (ii) the amount of any reserves against any liabilities associated with such disposition required to be retained by the Person making such disposition after the disposition in conformity with GAAP (but only for the period required to be retained as a reserve); (iii) the amount of Indebtedness required to be repaid or defeased under the terms thereof or under the terms of the disposition in connection with the disposition; and (iv) the amount of fees and commissions payable to Persons other than the Person making the disposition and other costs and expenses related to the disposition that are to be paid in cash, in each case only to the extent customarily borne by a seller in an arm's-length transaction; provided that gross consideration shall not include the amount of intercompany indebtedness forgiven in connection with the disposition.

               "Notice of Borrowing" means a notice given by the Company to the Bank pursuant to Section 2.03, in substantially the form of Exhibit A.

               "Notice of Conversion/Continuation" means a notice given by the Company to the Bank pursuant to Section 2.04, in substantially the form of Exhibit B.

               "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

               "Obligations" means all Loans, L/C Obligations of the type described in clause (b) of the definition thereof, advances, debts, liabilities, and other payment obligations (including any obligation to Cash Collateralize), owing by the Company to the Bank or any other Person required to be indemnified under any Loan Document, that arises under any Loan Document, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

               "Offshore Rate" means, for each Interest Period in respect of any Offshore Rate Loan, an interest rate per annum (rounded upward to the nearest 1/16th of 1%) determined pursuant to the following formula:

       Offshore Rate =                  IBOR
                       1.00 - Eurodollar Reserve Percentage

       Where,

                        "Eurodollar Reserve Percentage" means for any day for
               any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect such day (whether or not applicable to the Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding

               (currently referred to as "Eurocurrency liabilities") having a term comparable to such Interest Period; and

                        "IBOR" means the rate of interest per annum determined
               by the Bank as the rate at which dollar deposits in the approximate amount of the Offshore Rate Loan and having a maturity comparable to such Interest Period would be offered by the Bank's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by the Bank), to major banks in the offshore dollar interbank market upon request of such banks at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

               "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate.

               "Operating Lease" means, as applied to any Person, any lease of Property which is not a Capital Lease.

               "Ordinary Course of Business" means, in respect of any transaction involving the Company or any Subsidiary of the Company, the ordinary course of such Person's business, as undertaken by such Person in good faith and not for the specific purpose of evading any covenant or restriction in any Company Document.

               "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

               "Other Senior Debt" means Indebtedness evidenced by notes issued pursuant to the Senior Note Indenture and other Indebtedness of the Company ranking pari passu in right of payment with the Obligations and which contains provisions requiring that the Net Proceeds of any Asset Sale be used to offer to purchase or repay such Indebtedness when Obligations are required to be repaid so long as such provisions are not inconsistent with this Agreement.

               "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its principal functions under ERISA.

               "PBV" means Plantronics B.V., a Netherlands corporation, and a Wholly-Owned Subsidiary of the Company.

               "Participant" has the meaning specified in subsection 10.07(b).

               "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors or maintains, or to which it makes, is making, or is obligated to make, contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

               "Permitted Holders" means Citicorp Venture Capital Ltd. and its Affiliates.

               "Permitted Liens" has the meaning specified in Section 8.01.

               "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

               "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make, contributions and includes any Pension Plan.

               "Plantronics UK" means Plantronics Limited, a United Kingdom corporation, and a Wholly-Owned Subsidiary of the Company.

               "Plantronics Germany" means Plantronics Gmbh, a German Corporation, and a Wholly-Owned Subsidiary of the Company.

               "Prior Credit" means all credit extended by the Bank under the Prior Facility.

               "Prior Facility" means the Amended and Restated Credit Agreement among the Bank, the Company and Walker Equipment Corporation dated as of August 25, 1994, effective as of July 5, 1994, as amended.

               "Property" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

               "Purchase Money Indebtedness" means any Indebtedness incurred in the Ordinary Course of Business by a Person to finance the cost (including the cost of construction) of an item of Property, the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of the Company incurred in connection therewith.

               "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

               "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

               "Responsible Officer" means the chief executive officer, the president, or the chief financial officer (or, if at the relevant time there is no chief financial officer, the Senior General Counsel and Secretary) of the Company, or any other officer having substantially the same authority and responsibility or, with respect to compliance with financial covenants, the chief financial officer (or, if at the relevant time there is no chief financial officer, the Senior General Counsel and Secretary) or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

               "Revolving Termination Date" means the earlier to occur of:

                        (a)  February 18, 1998; and

                        (b) the date on which the Commitment shall terminate in accordance with the provisions of this Agreement.

               "Santa Cruz Property" means those certain three buildings containing an aggregate of approximately 160,000 square feet owned by the Company and located in Santa Cruz, California.

               "SEC" means the Securities and Exchange Commission, or any entity succeeding to any of its principal functions.

               "Senior Note Indenture" means that certain Indenture dated as of January 15, 1994 between the Company, as issuer, and State Street Bank and Trust Company of California, N.A., as trustee, pursuant to which the Company has issued its 10.00% Senior Notes Due January 15, 2001 in the original aggregate principal amount of $85,000,000, with an outstanding aggregate principal amount as of the Closing Date of $65,050,000.

               "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; and (d) such Person is not engaged in business or a transaction for which such Person's property would constitute unreasonably small capital.

               "Subordinated Indebtedness" means any Indebtedness of the Company which is by its terms subordinated in any manner in right of payment to the Obligations.

               "Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

               "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

               "Tangible Net Worth" means, as of the date of determination, the gross book value of the assets of the Company and its consolidated Subsidiaries (exclusive of goodwill, licensing agreements, patents, trademarks, trade names, organization expenses, treasury stock, unamortized debt discount and premium, deferred charges and other like intangibles) less all applicable reserves and liabilities (including accrued and deferred income taxes and all liabilities whether or not by their terms they are subordinated liabilities).

               "UCC" means the Uniform Commercial Code as in effect in the State of California.

               "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used by the Plan's actuaries for funding the Pension Plan pursuant to section 412 of the Code for the applicable plan year.

               "United States" and "U.S." each means the fifty states and the District of Columbia comprising the United States of America.

               "Wholly-Owned Domestic Subsidiary" means a Domestic Subsidiary that is a Wholly-Owned Subsidiary.

               "Wholly-Owned Subsidiary" means any Subsidiary of the Company, 100% of the Capital Stock of each class having ordinary voting power of which, and 100% of the Capital Stock of every other class of which, in each case (other than shares of Capital Stock representing any director's qualifying shares or investments by foreign nationals mandated by applicable law) is owned, beneficially and of record, at the time as of which any determination is being made, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or by a combination thereof.

       1.02  Other Interpretive Provisions.

               (a) Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

               (b) The Agreement. The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

               (c)      Certain Common Terms.

                        (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                        (ii) The term "including" is not limiting and means "including without limitation."

               (d) Performance; Time. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

               (e) Contracts. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

               (f) Laws. Unless otherwise expressly provided herein, references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

               (g) Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

               (h) Independence of Provisions. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

               (i) Interpretation. This Agreement is the result of negotiations among and has been reviewed by counsel to the Bank and the Company, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Bank merely because of the Banks' involvement in the preparation of such documents and agreements.

       1.03  Accounting Principles.

               (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

               (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II

                                  THE CREDITS

       2.01  Amounts and Terms of Commitment.

               (a) The Bank agrees, on the terms and conditions set forth herein, to make Loans to the Company from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount of $20,000,000 (such amount as the same may be reduced pursuant to Section 2.05 or Section 2.07 or as a result of one or more assignments pursuant to Section 10.07, the "Commitment"); provided, however, that after giving effect to any Loan, the Effective Amount of all Loans and all L/C Obligations shall not exceed at any time the Commitment. Within the limits of the foregoing, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.01(a), prepay pursuant to Section 2.06 and reborrow pursuant to this subsection 2.01(a).

               (b) The Bank agrees to provide a revolving letter of credit subfacility to the Company within the Commitment, in accordance with the terms and conditions of Article III and as otherwise provided herein.

               (c) As of the Closing Date, all Prior Credit shall be deemed to be credit extended hereunder (i.e. loans thereunder shall be deemed to be Loans hereunder and letters of credit issued thereunder shall be deemed to be Letters of Credit issued hereunder) and shall be subject to the terms and conditions of this Agreement and shall be a utilization of the Commitment.

       2.02 Loan Accounts. The Loans and the L/C Obligations shall be evidenced by one or more accounts maintained by the Bank in the ordinary course of business. The accounts or records maintained by the Bank shall be prima facie evidence of the amount of the Loans and L/C Obligations made by the Bank to or for the account of the Company and the interest and payments thereon.
Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or L/C Obligations.

       2.03  Procedure for Borrowing.

               (a) Each Loan shall be made upon the irrevocable written notice of the Company in the form of a Notice of Borrowing (which notice must be received by the Bank prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing date, in the case of Offshore Rate Loans and CD Rate Loans, and (ii) on the requested Borrowing date, in the case of Base Rate Loans, specifying:

                                (A) the amount of the Loan, which shall be in an aggregate minimum principal amount of $500,000, in the case of Offshore Rate Loans and CD Rate Loans, or $100,000 for Base Rate Loans (provided that if there shall have been a partial assignment to an Assignee pursuant to Section 10.07, the minimum principal amount for Base Rate Loans shall be $500,000), or any integral multiple of $100,000 in excess thereof;

                                (B) the requested Borrowing date, which shall be a Business Day;

                                (C) whether the Loan is to be an Offshore Rate Loan, a Base Rate Loan or a CD Rate Loan; and

                                (D)  the duration of the Interest Period
               applicable to the Loan included in such notice. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any CD Rate Loan or Offshore Rate Loan, such Interest Period shall be 90 days or three months, respectively;

               (b) After giving effect to any Loan, there shall not be more than five different Interest Periods in effect.

       2.04  Conversion and Continuation Elections.

               (a) The Company may upon irrevocable written notice to the Bank in accordance with subsection 2.04(b):

                        (i) elect to convert on any Business Day, any Base Rate Loan or Loans (or any part thereof in an aggregate amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof) into an Offshore Rate Loan or CD Rate Loan or;

                        (ii) elect to convert on the last day of the applicable Interest Period any Offshore Rate Loan or CD Rate Loan having an Interest Period maturing on such day (or any part thereof in an amount not less than $100,000, or that is in an integral multiple of $100,000 in excess thereof) into a Base Rate Loan; provided that if there shall have been a partial assignment to an Assignee pursuant to
       Section 10.07, the minimum principal amount which may be converted into Base Rate Loans shall be $500,000 or any integral multiple of $100,000 in excess thereof; and provided, further, that after giving effect to any partial conversion of an Offshore Rate Loan or CD Rate Loan into a Base Rate Loan, the principal balance of such Offshore Rate Loan or CD Rate Loan not so converted shall be not less than $500,000; or

                        (iii) elect to renew on the last day of the applicable Interest Period any Offshore Rate Loan or CD Rate Loan having an Interest Period maturing on such day (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof);

provided, that if the amount of any CD Rate Loan or Offshore Rate Loan shall have been reduced by payment, prepayment, or conversion of part thereof to be less than $500,000, such CD Rate Loan or Offshore Rate Loan shall automatically convert into a Base Rate Loan, and on and after such date the right of the Company to convert such Loan into, an Offshore Rate Loan or a CD Rate Loan, as the case may be, shall terminate.

               (b) The Company shall deliver in writing a Notice of Conversion/Continuation to be received by the Bank not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion Date or continuation date, if the Loans are to be converted into or continued as Offshore Rate Loans or CD Rate Loans; and (ii) on the Conversion Date or continuation date, if the Loans are to be converted into or renewed as Base Rate Loans, specifying:

                                (A)      the proposed Conversion Date or
               continuation date;

                                (B)      the aggregate amount of Loans to be
               converted or renewed;

                                (C) the nature of the proposed conversion or continuation; and

                                (D)      the duration of the requested Interest
               Period.

               (c) If upon the expiration of any Interest Period applicable to any CD Rate Loan or Offshore Rate Loan, the Company has failed to select timely a new Interest Period to be applicable to such CD Rate Loan or Offshore Rate Loan, as the case may be, or if any Default or Event of Default shall then exist, the Company shall be deemed to have elected to convert such CD Rate Loan or Offshore Rate Loan into a Base Rate Loan effective as of the expiration date of such current Interest Period.

               (d) Unless the Bank shall otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued beyond the end of the applicable Interest Period as an Offshore Rate Loan or a CD Rate Loan.

               (e) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than five different Interest Periods in effect.

       2.05 Voluntary Termination or Reduction of Commitment. The Company may, upon not less than five Business Days' prior written notice to the Bank, terminate the Commitment or permanently reduce the Commitment by an aggregate minimum amount of $1,000,000 or any multiple of $100,000 in excess thereof (or of the balance of the Commitment, if less); provided that no such reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the (i) then-Effective Amount of the Loans plus L/C Obligations would exceed the amount of the Commitment then in effect; or (ii) then-Effective Amount in respect of L/C Obligations would exceed the L/C Commitment; provided, further, that once reduced in accordance with this Section 2.05, the Commitment may not be increased. All accrued commitment fees to, but not including the effective date of any reduction or termination of Commitment with respect to the portion thereof being so reduced or terminated, shall be paid on the effective date of such reduction or termination. Any notice of commitment reduction or termination shall specify to what extent (if any) to which any such reduction shall be applied to reduce as well the L/C Commitment. Any termination of all of the Commitment shall terminate as well the L/C Commitment.

       2.06 Optional Prepayments. Subject to Section 4.04, the Company may, at any time or from time to time, upon at least three Business Days' written notice to the Bank in the case of Offshore Rate Loans or CD Rate Loans, or notice given no later than 10:00 a.m. on the date of prepayment in the case of Base Rate Loans, prepay Loans in whole or in part, in amounts of $500,000 or any multiple of $100,000 in excess thereof in the case of Offshore Rate Loans or CD Rate Loans, or in amounts of $100,000 or any multiple in excess of $100,000 thereof in the case of Base Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans, CD Rate Loans or Offshore Rate Loans, or any combination thereof. Such notice shall not thereafter be revocable by the Company. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.04.

       2.07  Mandatory Prepayments; Mandatory Reductions.

               (a) Change of Control. No later than 45 days after the Bank has received notice of a Change of Control pursuant to subsection 7.03(i) (or upon and at any time after the occurrence of any Change of Control if the Company is in default of its obligations to deliver such a notice), the Bank may by notice to such effect to the Company (i) declare the Commitment (including the L/C Commitment) to be terminated, whereupon the Commitment shall forthwith be terminated, and (ii) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, or demand that the Company Cash Collateralize the L/C Obligations to the extent of outstanding and wholly or partially undrawn Letters of Credit, whereupon the Company shall so Cash Collateralize the L/C Obligations; and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable; without presentment, demand or protest, all of which are hereby expressly waived by the Company.

               (b) General. Any prepayments pursuant to this Section 2.07 shall be applied first to any Base Rate Loans then outstanding and then to CD Rate Loans and Offshore Rate Loans with the shortest Interest Periods remaining. All prepayments of Loans pursuant to this Section 2.07 shall be made together with accrued interest to the date of such payment on the principal amount repaid, together with any amounts payable under Section 4.04; provided, that if any such prepayment would cause the Company to incur Obligations pursuant to Section 4.04 with respect to CD Rate Loans or Offshore Rate Loans, the Company may Cash Collateralize such CD Rate Loans or Offshore Rate Loans until the last day of the Interest Period related thereto, at which time such Cash Collateral shall be applied by the Bank to pay such Loans.

       2.08 Repayment. The Company shall repay to the Bank in full on the Revolving Termination Date the aggregate principal amount of the Loans outstanding on such date.

       2.09  Interest.

               (a) Subject to subsection 2.09(c), each Loan shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to the Offshore Rate, the Base Rate or the CD Rate, as the case may be, plus the Applicable Rate.

               (b) Interest on each Loan shall be payable in arrears on each Interest Payment Date. Interest shall also be payable on the date of any prepayment of Loans pursuant to Section 2.06 or 2.07 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be payable on demand.

               (c) While any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Obligations due and unpaid, at a rate per annum which is determined by adding 2% per annum to the Applicable Rate then in effect for such Loans and, in the case of Obligations not subject to an Applicable Rate, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan or CD Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

       2.10 Commitment Fee. The Company shall pay to the Bank a commitment fee equal to the Applicable Rate per annum times the average daily unused amount of the Commitment. Such fee shall accrue from the Closing Date to the later of (i) the Revolving Termination Date or (ii) the date that all Loans and L/C Obligations outstanding on the Revolving Termination Date are paid in full, and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on the last day of the calendar quarter within which the Closing Date occurs through the later of the dates referred to in clauses (i) and (ii) above, with the final payment to be made on the later of such dates.

       2.11  Computation of Fees and Interest.

               (a) All computations of interest payable in respect of Base Rate Loans at all times as the Base Rate is determined by the Bank's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, which results in more interest being paid than if computed on the basis of a 365-day year. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

               (b) Any change in the interest rate on a Loan resulting from a change in the Applicable Rate, Reserve Percentage, Eurocurrency Reserve Percentage, or the Assessment Rate shall become effective as of the opening of business on the day on which such change in the Applicable Rate, Reserve Percentage, Eurocurrency Reserve Percentage, or the Assessment Rate becomes effective.

               (c) Each determination of an interest rate by the Bank pursuant to any provision of this Agreement shall be conclusive and binding on the Company in the absence of manifest error.

       2.12  Payments by the Company.

               (a) All payments (including prepayments) to be made by the Company on account of principal, interest, fees and other amounts required hereunder shall be made without set-off or counterclaim; shall, except as otherwise expressly provided herein, be made to the Bank at the Bank's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 a.m. (San Francisco time) on the date specified herein. Any payment which is received by the Bank later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

               (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall instead be due and made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; subject to the provisions set forth in the definition of "Interest Period" herein.


                                  ARTICLE III

                             THE LETTERS OF CREDIT

       3.01  The Letter of Credit Subfacility.

               (a) On the terms and conditions set forth herein, the Bank agrees (i) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company (or for the account of any Subsidiary of the Company, provided, that the applicable L/C Application shall be submitted jointly and severally by the Company and its Subsidiary and the Company shall be liable for all L/C Obligations with respect to such Letter of Credit, which shall be deemed for all purposes hereof to be a Letter of Credit issued for the account of such Company), and to amend or renew Letters of Credit previously issued by it, in accordance with subsection 3.02(b), and (ii) to honor drafts under the Letters of Credit; provided, that the Bank shall not be obligated to Issue any Letter of Credit if as of the date of Issuance of such Letter of Credit (A) the Effective Amount of all L/C Obligations plus the Effective Amount of all Loans shall exceed the Commitment, or (B) the Effective Amount of all L/C Obligations shall exceed the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

               (b) The Bank shall be under no obligation to Issue any Letter of Credit if:

                        (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Bank shall prohibit, or request that the Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Bank in good faith deems material to it;

                        (ii) the expiry date of any requested Letter of Credit is (A) more than 360 days after the date of Issuance, or (B) more than 180 days after the Revolving Termination Date; provided, that any such Letter of Credit may contain an automatic renewal clause satisfactory to the Bank in its sole discretion;

                        (iii) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Bank; or

                        (iv) any Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person or for the purpose of supporting any borrowed money debt.

       3.02  Issuance, Amendment and Renewal of Letters of Credit.

               (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Bank at least three Business Days prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed promptly in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters relating to such Letter of Credit as the Bank may reasonably require.

               (b) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Bank will, upon the written request of the Company received by the Bank at least three Business Days prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters relating to such proposed amendment as the Bank may reasonably require. The Bank shall be under no obligation to amend any Letter of Credit if: (A) the Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

               (c) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

       3.03 Drawings and Reimbursements. In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Bank will promptly notify the Company. The Company may, subject to satisfaction of all conditions to borrowing set forth in this Agreement, convert the amount of each drawing into Loans consisting of Base Rate Loans (which conversion shall be deemed to be a new Credit Extension) in accordance with the procedures for borrowing set forth in Section 2.03. With respect to any unreimbursed drawing which is not converted into Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 5.03 or for any other reason, the Company shall reimburse the Bank prior to 11:00 a.m. (San Francisco time), on each date that any amount is paid by the Bank under any Letter of Credit, in an amount equal to the amount so paid by the Bank. Such reimbursement obligations in respect of drawings, if not paid when due, shall accrue interest at the Base Rate plus 2%.

       3.04 Obligations Absolute. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Bank for a drawing under a Letter of Credit, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                        (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                        (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company or any Subsidiary of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                        (iii) the existence of any claim, set-off, defense or other right that the Company or any Subsidiary of the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                        (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                        (v) any payment by the Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit (provided that the foregoing shall not limit any affirmative claim the Company may have against the Bank due to the Bank's gross negligence or willful misconduct); or any payment made by the Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                        (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company or any Subsidiary of the Company in respect of any Letter of Credit; or

                        (vii) to the extent permitted by applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

       3.05 Cash Collateral Pledge. Upon (i) the request of the Bank, if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in Section 2.07 requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations.

       3.06  Letter of Credit Fees.

               (a) The Company shall pay to the Bank a letter of credit fee with respect to standby Letters of Credit equal to the Applicable Rate per annum of the average daily maximum amount available to be drawn on the outstanding standby Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon standby Letters of Credit outstanding for that quarter, as calculated by the Bank. Such letter of credit fee shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which standby Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding standby Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

               (b) The Company shall pay to the Bank upon the issuance of each commercial Letter of Credit or such other times as the Bank may advise, such fees as the Bank may customarily impose with respect to commercial letters of credit similar to such commercial Letter of Credit.

               (c) The Company shall pay to the Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Bank relating to letters of credit as from time to time in effect.

       3.07 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.


                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

       4.01  Taxes.

               (a) (i) If any taxes (other than taxes on net income (A) imposed by the country or any subdivision of the country in which the Bank's principal office or actual lending office is located and (B) measured by the United States taxable income the Bank would have received if all payments under or in respect of this Agreement and any instrument or agreement required hereunder were exempt from taxes levied by the Company's country) are at any time after the Closing Date imposed on any payments under or in respect of this Agreement or any instrument or agreement required hereunder including, but not limited to, payments made pursuant to this Section 4.01, the Company shall pay all such taxes and shall also pay to the Bank, at the time interest is paid, all additional amounts which the Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such taxes had not been imposed.

                        (ii) The additional amounts necessary to preserve the after-tax yield the Bank would have received if such taxes had not been imposed shall be calculated pursuant to the formula:

                                               (w)(t)(i)
                                         y = ----------------
                                                 1-w-t

       where the terms are defined as follows:

               y =      additional payment to be made to Bank
               w =      withholding tax rate levied by foreign government
               t =      the Bank's combined Federal and state tax rate
               i =      stated interest to be paid on credit (base rate
                        plus quoted spread)

               1 =      one

       (b) The Company will provide the Bank with original tax receipts, notarized copies of tax receipts, or such other documentation as will prove payment of tax in a court of law applying the United States Federal Rules of Evidence, for all taxes paid by the Company pursuant to subsection 4.01(a) above. The Company will deliver receipts to the Bank within 30 days after the due date for the related tax.

       (c) If the Company is required to pay additional amounts to the Bank pursuant to subsection 4.01(a), then the Bank shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of the Bank is not otherwise disadvantageous to the Bank.

       4.02  Illegality.

               (a) If the Bank shall determine that the introduction of any Requirement of Law, or any change after the Closing Date in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Bank or its Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company, the obligation of the Bank to make Offshore Rate Loans shall be suspended until the Bank shall have notified the Company that the circumstances giving rise to such determination no longer exists.

               (b) If the Bank shall determine that it is unlawful to maintain any Offshore Rate Loan, the Company shall prepay in full all Offshore Rate Loans of the Bank then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 4.04.

       4.03  Increased Costs and Reduction of Return.

               (a) If the Bank shall determine that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the CD Rate or the Offshore Rate) in or in the interpretation of any law or regulation after the Closing Date or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority after the Closing Date (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or CD Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand therefor by the Bank pay to the Bank additional amounts as are sufficient to compensate the Bank for such increased costs, not later than 30 days following demand therefor.

               (b) If the Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank, with any Capital Adequacy Regulation, in each case, after the Closing Date; affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy and the Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its loans, credits or obligations under this Agreement, then, upon demand of the Bank the Company shall upon demand pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase, not later than 30 days following demand therefor.

       4.04 Funding Losses. The Company agrees to reimburse the Bank and to hold the Bank harmless from any actual loss or expense which the Bank may sustain or incur as a consequence of:

               (a) the failure of the Company to make any payment or mandatory prepayment of principal of any Offshore Rate Loan or CD Rate Loan (including payments made after any acceleration thereof);

               (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

               (c) the failure of the Company to make any prepayment after the Company has given a notice in accordance with Section 2.06 or 2.07;

               (d) the prepayment (including pursuant to Section 2.07) by the Company of an Offshore Rate Loan or a CD

Rate Loan on a day which is not the last day of the Interest Period with respect thereto; or

               (e) the conversion by the Company pursuant to Section 2.04 of any Offshore Rate Loan or CD Rate Loan to a Base Rate Loan on a day that is not the last day of the respective Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or CD Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. Solely for purposes of calculating amounts payable by the Company to the Bank under this Section 4.04 and under subsection 4.03(a), (i) each Offshore Rate Loan (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded, and (ii) each CD Rate Loan made (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Certificate of Deposit Rate used in determining the CD Rate for such CD Rate Loan by the issuance of its certificate of deposit in a comparable amount and for a comparable period, whether or not such CD Rate Loan is in fact so funded.

       4.05 Inability to Determine Rates. If the Bank shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate or the CD Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan or that the Offshore Rate or the CD Rate applicable pursuant to subsection 2.09(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan or CD Rate Loan does not adequately and fairly reflect the cost to the Bank of funding such Loan, the Bank will forthwith give notice of such determination to the Company. Thereafter, the obligation of the Bank to make or maintain CD Rate Loans or Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Bank revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such notice, the Bank shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of CD Rate Loans or Offshore Rate Loans, as the case may be.

         4.06 Certificate of Bank. The Bank, if claiming reimbursement or compensation pursuant to this Article IV, shall deliver to the Company a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be prima facie evidence of such amount.
If the Bank fails to notify the Company that the Bank intends to claim any such reimbursement or compensation within one year after the Bank has knowledge of its claim therefor, the Company shall not be obligated to compensate the Bank for the amount of the Bank's claim accruing prior to the date which is one year before the date on which the Bank first notifies the Company that it intends to make such claim; it being understood that the calculation of the actual amounts may not be possible within such period and the Bank may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting the Company's payment obligations hereunder.

         4.07  Survival.  The agreements and obligations of the Company in this
Article IV shall survive the payment of all other Obligations.


                                   ARTICLE V

                              CONDITIONS PRECEDENT

         5.01 Conditions of Effectiveness of Agreement. The effectiveness of this Agreement is subject to satisfaction or waiver of the condition that the Bank shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Bank and its counsel:

                 (a)      Credit Agreement.  This Agreement, executed by the
Company;

                 (b) Incumbency. A certificate of the Secretary or Assistant Secretary of the Company certifying as of the Closing Date the names and true signatures of the officers of the Company authorized to execute and deliver, as applicable, this Agreement, and all other Loan Documents to be delivered hereunder;

                 (c) Articles of Incorporation; By-laws and Good Standing. Each of the following documents:

                          (i) the articles or certificate of incorporation and the bylaws of the Company, each as in effect on the Closing Date, certified by the Secretary or Assistant

         Secretary of the Company as of the Closing Date as being in effect on such date; and

                          (ii)  good standing and tax good standing
         certificates for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company is qualified to do business as a foreign corporation as of a recent date;

                 (d) Payment of Fees. The Company shall have paid all costs, accrued and unpaid fees and expenses incurred by the Bank, to the extent then due and payable on the Closing Date.

                 (e) Certificate. Certificates signed by a Responsible Officer, dated as of the Closing Date, stating that:

                          (i)  the representations and warranties contained in
         Article VI are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

                          (ii) no Default or Event of Default exists or would result from the execution and delivery of the Company Documents; and

                          (iii) there has occurred since March 30, 1996, no Material Adverse Effect.

                 (f) Legal Opinion. An opinion of Wilson, Sonsini, Goodrich & Rosati, P.C., counsel to the Company, addressed to the Bank, substantially in the form of Exhibit D, dated as of the Closing Date;

                 (g) Prior Credit. The Company shall have paid all interest and fees due under the Prior Facility, the parties agreeing that upon the Closing Date hereunder, the Bank shall have no further commitment to extend credit or other obligations under the Prior Facility; and

                 (h) Other Documents. Such other approvals, opinions or documents as the Bank may reasonably request.

         5.02 Conditions to All Credit Extensions. The obligation of the Bank to make any Credit Extension (including the initial Credit Extension) is subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

                 (a) Documentation. The Bank shall have received, in respect of any Borrowing, a Notice of Borrowing, and in respect of any Issuance of any Letter of Credit, the L/C Application or the L/C Amendment Application, as applicable;


                 (b) Continuation of Representations and Warranties. The representations and warranties made by the Company contained in Article VI shall be true and correct in all material respects on and as of such borrowing date with the same effect as if made on and as of such borrowing date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

                 (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Credit Extension; and

                 (d) No Adverse Change. There shall not have occurred a Material Adverse Effect.

Each Notice of Borrowing, L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice or application and as of the date of each Credit Extension, that the conditions in
Section 5.02 are satisfied.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants, as to itself and each of its Subsidiaries, to the Bank that:

         6.01 Corporate Existence and Power. The Company and each of its Material Subsidiaries:

                 (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                 (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business as presently conducted and (ii) execute, deliver, and perform its obligations under, the Loan Documents;

                 (c) is duly qualified as a foreign corporation, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                 (d)      is in compliance with all Requirements of Law;

except, in each case referred to in clause (b)(i), clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement, and any other Company Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not:

                 (a) contravene the terms of any of the Company's Organization Documents;

                 (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject; or

                 (c)      violate any Requirement of Law.

         6.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of the Agreement or any other Company Document to which the Company is a party.

         6.04 Binding Effect. This Agreement and each other Company Document to which the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.05 Litigation. Except as specifically disclosed in Schedule 6.05, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened, at law, in equity, in arbitration or before any

Governmental Authority, against the Company or its Subsidiaries or any of their respective Properties which:

                 (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

                 (b) could reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.06  ERISA Compliance.

                 (a) Except as specifically disclosed in Schedule 6.06, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS, except to the extent the requirements for qualification may be satisfied by adopting retroactive amendments under Section 401(b) of the Code and the regulations thereunder or under Section 1140 of the Tax Reform Act of 1986, and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification.

                 (b) There are no pending, or to the best knowledge of the Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which have resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably be expected to result in a Material Adverse Effect.

                 (c) Except as specifically disclosed in Schedule 6.06, to the best of the Company's knowledge, no ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan.

                 (d) Except as specifically disclosed in Schedule 6.06, no Pension Plan has any Unfunded Pension Liability. The aggregate unfunded Pension Liability for all Pension Plans does not exceed $500,000.

                 (e) Except as specifically disclosed in Schedule 6.06, the Company has not incurred, nor reasonably expects to incur, any liability in excess of $250,000 under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA).

                 (f) Except as specifically disclosed in Schedule 6.06, the Company has not transferred any Unfunded Pension Liability to any person or otherwise engaged in a transaction that could be subject to Section 4069 of ERISA.

                 (g) No trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b),
(c), (m) or (o)) maintains or contributes to any Pension Plan or other Plan subject to Section 412 of the Code. Neither the Company nor entity under common control with the Company as described in the preceding sentence has ever contributed to any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

         6.07 Use of Proceeds; Margin Regulations. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 7.11, and are intended to be and shall be used in compliance with Section 8.08. Neither the Company nor any of its Subsidiaries is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.08 Title to Properties. The Company and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real Property necessary in the ordinary conduct of their businesses, except for such defects in title as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. As of the Closing Date, the Property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

         6.09 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their Properties, income or assets in accordance with such returns and reports, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided to the extent required under GAAP and no Notice of Lien has been filed or recorded. The Company has received no notice from any Governmental Authority of any deficiency in respect of any such return or report in an amount which, if assessed or required to be paid, would have a Material Adverse Effect.

         6.10  Financial Condition.

                 (a) The audited consolidated financial statements of financial condition of the Company dated March 30, 1996 and the unaudited consolidated financial statements of financial condition of the Company dated December 28, 1996 for the nine months then ended, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year or quarter, respectively, ended on each such date:

                          (i)  were prepared in accordance with GAAP
         consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                          (ii) fairly present in all material respects the consolidated financial condition of the Company as of the date thereof and the consolidated results of operations for the period covered thereby, respectively (subject, in the case of the foregoing clauses
         (i) and (ii) as they relate to the financial statements at, or for the period ended, December 28, 1996, to the absence of footnotes and normal year-end adjustments); and

                          (iii) except as specifically disclosed in Schedule 6.10, show all material Indebtedness and material Operating Leases of the Company and its consolidated Subsidiaries as of the date thereof.

                 (b) Since March 30, 1996, there has been no Material Adverse Effect of the type described in clause (a) of the definition thereof.

         6.11  Environmental Matters.

                 (a) The on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which could not be reasonably expected to result in a Material Adverse Effect.

                 (b) The Company and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits, except where the failure to obtain such Environmental Permits, maintain any such Environmental Permits in good standing or comply with such Environmental Permits could not be reasonably expected to result in a Material Adverse Effect.

                 (c) None of the Company nor any of its Subsidiaries has received any notice that any of them or any of their respective present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material, except any such notice that could not be reasonably expected to result in a Material Adverse Effect.

                 (d) There are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of the Company or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect. In addition, (i) neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, except where such failure to register or obtain permits, or such leakage or disposal could not be reasonably expected to result in a Material Adverse Effect, and (ii) the Company and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws, except where the failure to give such notice and meet such notification requirements could not be reasonably expected to have a Material Adverse Effect.

         6.12 Regulated Entities. None of the Company, any Person controlling the Company or any Subsidiary of the Company is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or, to the knowledge of such Company, any other Federal or state statute or regulation limiting its ability to incur Indebtedness, the conditions to which the Company has not satisfied.

         6.13  Solvency.  The Company is Solvent, and, as of the Closing Date
(i) the Company does not intend to, and does not believe that it will, incur debts beyond the Company's ability to pay as such debts mature, and (ii) the Company is not about to engage in a transaction, after giving effect to which the Company's remaining property would constitute unreasonably small capital for the business conducted or transactions engaged in by the Company.

         6.14 Labor Relations. There are no strikes, lockouts or other labor disputes against the Company or any of its Subsidiaries, or , to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority which, in the case of any of the foregoing, could reasonably be expected to have a Material Adverse Effect.

         6.15 Copyrights, Patents, Trademarks and Licenses, etc. Except as specifically disclosed in Schedule 6.15, the Company or its Subsidiaries own or are licensed or otherwise have the right to use (or could obtain ownership of, licenses to use or other rights to use on terms not materially adverse to the Company and its Subsidiaries and under circumstances which could not be reasonably expected to have a Material Adverse Effect) all of the patents, trademarks, service marks, trade names, copyrights, and other intellectual property rights and licenses to the foregoing that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except where such conflict could not be reasonably expected to have a Material Adverse Effect. Except as specifically disclosed in Schedule 6.05, no claim or litigation regarding any of the foregoing is pending or, to the Company's knowledge, threatened, and, to the knowledge of the Company, no patent, invention, device, application, principle is pending or proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.16 Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in part (a) of Schedule
6.16 and has no equity investments in any other corporation or entity constituting in excess of 5% of the outstanding equity of such Person other than those specifically disclosed in part (b) of Schedule 6.16. As of the Closing Date, the Material Subsidiaries of the Company are as listed in part
(c) of Schedule 6.16.

         6.17 Insurance. The Properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where the Company or such Subsidiary operates.

         6.18 Full Disclosure. The documents, certificates and written statements furnished by any Responsible Officer to the Bank pursuant to any provision of this Agreement, taken together with all such documents, certificates and written statements, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements made therein, taken together, in light of the circumstances under which they were made, not misleading. It is recognized by the Bank that projections and forecasts provided by or on behalf of the Company, although reflecting the Company's good faith projections or forecasts based on methods and data which the Company believes to be reasonable and accurate, are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may (and are likely to) differ from the projected or forecasted results.


                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

         The Company covenants and agrees that, so long as the Bank shall have any Commitment hereunder, or any Loan, Letter of Credit (other than a Letter of Credit that has been fully Cash Collateralized) or other payment Obligation shall remain outstanding, unless the Bank waives compliance in writing:

         7.01 Financial Statements. The Company shall deliver to the Bank, in form and detail satisfactory to the Bank:

                 (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Price Waterhouse or another nationally-recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly in all material respects the consolidated financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, except as noted therein; and

                 (b) as soon as available, but not later than 45 days after the end of each fiscal quarter of each year (other than the last fiscal quarter of each fiscal year), a copy of the unaudited consolidated balance sheet of the Company as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer as being complete and correct in all material respects and fairly presenting in all material respects, in accordance with GAAP, the consolidated financial position as at the dates indicated and the consolidated results of operations of the Company, for the periods indicated, subject to changes resulting from normal year-end adjustments and the absence of footnotes.

         7.02 Certificates; Other Information. The Company shall furnish to the Bank:

                 (i) so long as (and to the extent) not contrary to the then current recommendations of the American Institute of Public Accountants, concurrently with the delivery of the financial statements referred to in subsection 7.01(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default solely arising by virtue of a breach of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.06, 8.10, 8.11, 8.12, 8.13, 8.14 and 8.16, except as specified in such certificate, and stating that the Bank may rely on such certificate;

                 (ii) concurrently with the delivery of the financial statements referred to in subsections 7.01(a) and (b) above, a Compliance Certificate;

                 (iii) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its shareholders generally; and promptly after the same are filed, copies of all final registration statements on Form S-1 and Form S-3 (without exhibits unless specifically requested) or their successor forms relating to offerings of debt or equity by the Company and copies of all reports on Form 10-K, Form 10-Q and Form 8-K or their successor forms (without exhibits unless specifically requested) which the Company may make to, or file with, the SEC or any successor or similar Governmental Authority; and

                 (iv) promptly, such additional business, financial, corporate affairs and other information as the Bank may from time to time reasonably request, subject to the second proviso of Section 7.09.

         7.03    Notices.  The Company shall promptly notify the Bank:

                 (a) promptly after any Responsible Officer becomes aware thereof, of the occurrence of any Default or Event of Default;

                 (b) promptly after any Responsible Officer becomes aware thereof, of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the Company or any of its Subsidiaries which could reasonably be expected to result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority which could reasonably be expected to have a Material Adverse Effect;

                 (c) promptly after any Responsible Officer becomes aware thereof, of the commencement of, or any material adverse development in, any other litigation or proceeding affecting the Company or any Subsidiary (i) in which the amount of damages claimed and not covered by insurance is $2,000,000 or more (or its equivalent in another currency or currencies), or (ii) in which injunctive or similar relief is sought and which could reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

                 (d) promptly after any Responsible Officer becomes aware thereof, of any of the following if it could reasonably be expected to have a
Material Adverse Effect   upon, but in no event later than 10 days after,
becoming aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company or any of its Subsidiaries or any of their respective Properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

                 (e) promptly after any Responsible Officer becomes aware thereof, of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the SEC pursuant to the Exchange Act, and in any event within ten days after reporting the same to the SEC (provided that the notice requirements set forth in this subsection 7.03(e) shall be satisfied if the Company furnishes the Bank with a copy of any such report to the SEC);

                 (f) promptly after any Responsible Officer becomes aware thereof, any of the following events affecting the Company, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company with respect to such event:

                          (i)   an ERISA Event;

                          (ii)  if any of the representations and warranties in
         Section 6.06 cease to be true and correct;

                          (iii) the adoption of any new Pension Plan or other Plan subject to Section 412 of the Code;

                          (iv) the adoption of any amendment to a Pension Plan or other Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; or

                          (v)  the commencement of contributions to any Pension
Plan or other Plan subject to Section 412 of the Code;

                 (g) not later than delivery of the next consolidated financial statements the Company pursuant to Section 7.01 after the date of any such change, of any change in accounting policies or financial reporting practices by the Company or any of its Subsidiaries (provided that this notice requirement shall be satisfied if the next consolidated financial statements of the Company delivered to the Bank following any such change (or the Compliance Certificate delivered in connection therewith pursuant to Section 7.02) describes any such change in reasonable detail);

                 (h) promptly after any Responsible Officer becomes aware thereof, of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company or any of its Subsidiaries;

                 (i) promptly after any Responsible Officer becomes aware thereof, of a Change of Control, or of the execution of an agreement by the Company providing for a Change of Control; and

                 (j) promptly after any Responsible Officer becomes aware thereof, if the Company or any of its Subsidiaries shall at any time or from time to time execute an agreement for an Asset Sale permitted by subsection 8.02(g), of such proposed sale (including the amount of the estimated Net Proceeds to be received by the Company or such Subsidiary in respect thereof).

                 Each notice pursuant to this Section shall be accompanied by a written statement by a Responsible Officer setting forth reasonable details of the occurrence referred to therein, and, except for a notice pursuant to subsection (i) of this Section, stating what action, if any, the Company proposes to take with respect thereto.

         7.04 Preservation of Corporate Existence, Etc. Except as otherwise permitted by Section 8.02, 8.03 or 8.05, the Company shall, and shall cause each of its Material Subsidiaries to:

                 (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

                 (b) use commercially reasonable efforts to preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or material to the normal conduct of its business, the non-preservation of which could reasonably be expected to have Material Adverse Effect; and

                 (c) use commercially reasonable efforts to preserve or renew all of its registered patents, copyrights, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         7.05 Maintenance of Property. The Company shall maintain, and shall cause each of its Subsidiaries to maintain in good working order and condition, ordinary wear and tear excepted, all its Property which are material to the conduct of business by the Company or the Company and its Subsidiaries taken as a whole.

         7.06 Insurance. The Company shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable independent insurers or pursuant to self-insurance plans to the extent standard and customary for Persons engaged in the same or similar business under similar circumstances, insurance with respect to its Properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance.

         7.07 Payment of Obligations. The Company shall, and shall cause its Subsidiaries to, pay and discharge as the same shall become due and payable,
(a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves to the extent required under GAAP are being maintained by the Company or such Subsidiary; and
(b) all material lawful claims which, if unpaid, would by law become a Lien upon its Property;

         7.08 Compliance with Laws. The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist, or non-compliance could not be reasonably expected to have a Material Adverse Effect.

         7.09 Inspection of Property and Books and Records. The Company shall maintain and shall cause each of its Subsidiaries to maintain, proper books of record and account, in which, in all material respects, full, true and correct entries in conformity with GAAP consistently applied (except as therein noted) shall be made of all financial transactions and financial matters involving the assets and business of the Company and such Subsidiaries. The Company shall permit, and shall cause each of its Subsidiaries to permit, representatives of the Bank to visit and inspect any of their respective Properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice; provided, further, however, that the Company and its Subsidiaries will not be required to disclose, permit the inspection, examination, copying or making of extracts of, or discuss, any document, or any portion thereof, or any information in respect of which and to the extent that disclosure to the Bank is then prohibited by law or by an agreement binding on the Company or any of its Subsidiaries entered into by such Person in good faith and not for the specific purpose of evading the provisions of this Section or any other provision of this Agreement.

         7.10 Environmental Laws. Except as otherwise disclosed to the Bank in writing prior to the date hereof, the Company shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its Property in compliance with all Environmental Laws, except where such non-compliance could not be reasonably expected to have a Material Adverse Effect.

         7.11 Use of Proceeds. The Company shall use, and shall cause its Subsidiaries to use, the Letters of Credit and shall use the proceeds of the Loans for working capital and other general corporate purposes (including the repayment of Indebtedness) not in contravention of any Requirement of Law.

         7.12  Solvency.  The Company shall at all times be Solvent.

         7.13 Internal Controls. The Company will maintain reasonable internal controls and reporting systems designed to insure that a Responsible Officer will be promptly informed of all material financial, operational and compliance matters relevant to compliance with the provisions of the Company Documents to which it is a party.

         7.14 Board Resolutions. The Company shall deliver to the Bank, on or before May 15, 1997, copies of the resolutions of the board of directors of the Company approving, authorizing and ratifying the execution, delivery and performance by the Company of this Agreement and the other Loan Documents to be delivered by each of them hereunder, and authorizing and ratifying the borrowing of the Loans and issuance of the Letters of Credit, certified as of the date of such delivery by the Secretary or an Assistant Secretary of the Company.



                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                 The Company covenants and agrees that, so long as the Bank shall have any Commitment hereunder, or any Loan, Letter of Credit (other than a Letter of Credit that has been fully Cash Collateralized) or other payment Obligation shall remain outstanding, unless the Bank waives compliance in writing:

         8.01 Limitation on Liens. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                 (a) any Lien existing on the Property of the Company or its Subsidiaries on the Closing Date and set forth in Schedule 8.01;

                 (b)      any Lien created under any Loan Document;

                 (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07, provided that no Notice of Lien has been filed or recorded;

                 (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's, laborers', suppliers', employees', or other similar Liens arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto;

                 (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other social security legislation;

                 (f) Liens on the Property of the Company or any of its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the Ordinary Course of Business, provided all such Liens in the aggregate could not reasonably be expected to cause a Material Adverse Effect;

                 (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such Liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $1,000,000;

                 (h) easements, reservations, licenses, rights-of-way, restrictions and other similar encumbrances or title defects affecting real Property which do not in the aggregate materially interfere with the use of such Property in the ordinary conduct of the business of the Company and its Subsidiaries, taken as an entirety;

                 (i) Liens on assets or property of a Subsidiary of the Company existing at the time such assets or property (or such Subsidiary) were acquired by the Company or such Subsidiary and not incurred as a result of (or in connection with or in anticipation of) such acquisition; provided, that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries other than the property or assets so acquired or the property or assets of the Subsidiary so acquired.

                 (j) Purchase money security interests on any Property acquired or held by the Company or its Subsidiaries in the Ordinary Course of Business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Property; provided that
(i) such Lien attaches solely to the Property so acquired in such transaction,
(ii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Property, plus reasonable fees and expenses incurred in connection therewith, and (iii) the principal amount of the Indebtedness secured by any and all such purchase money security interests, together with Indebtedness permitted under subsection 8.06(f), shall not at any time exceed $5,000,000;

                 (k) Liens securing Capital Lease Obligations on assets subject to such Capital Leases, provided that such Capital Leases are permitted under subsection 8.06(g);

                 (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Company or any of its Subsidiaries to provide collateral to the depository institution;

                 (m) leases and subleases and licenses and sublicenses of Property of the Company and its Subsidiaries where the Company or a Subsidiary of the Company is the lessor or licensor (or sublessor or sublicensor) which, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole, but excluding any sale-lease transaction;

                 (n) Liens securing or constituting Indebtedness which is incurred to refinance Indebtedness which has been secured by a Lien permitted under this Section 8.01 and which is permitted to be refinanced under Section 8.06; provided that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries not so refinanced;

                 (o) Liens on insurance policies and the proceeds thereof, securing the financing of premiums owing by the Company or any Subsidiary with respect thereto, not to exceed $250,000 in aggregate principal amount outstanding at any time;

                 (p) Liens in favor of customs and revenues authorities arising as a matter of law to secure any payment obligations of the Company and its Subsidiaries in respect of customs duties in connection with the importation of goods;

                 (q) Liens securing the obligations of the Company or any of its Subsidiaries under documentary letters of credit permitted to be incurred under Section 8.06; provided that such Liens shall attach only to the goods covered by such letters of credit, the corresponding documents and the proceeds thereof;

                 (r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Subsidiaries in the Ordinary Course of Business;

                 (s) Liens incurred or deposits made in the Ordinary Course of Business to secure the performance of tenders, statutory obligations, surety, appeal, reclamation, performance or other similar bonds, leases (including landlord's Liens), contracts, and other similar obligations incurred in the Ordinary Course of Business (exclusive of obligations in respect of the payment for borrowed money);

                 (t) Liens securing Indebtedness and Contingent Obligations of a Subsidiary of the Company incurred pursuant to and in compliance with clause
(i) or (ii) of subsection 8.06(h);

                 (u) Liens on funds and other property of employees of the Company or any of its Subsidiaries which funds and property are held and invested by the Company for the benefit of such employees for the purpose of deferred compensation; and

                 (v) Liens in favor of the Trustee, the Paying Agent and the Registrar (each as defined in the Senior Note Indenture) pursuant to Section
7.7 of the Senior Note Indenture.

                 8.02 Disposition of Assets. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property (including accounts and notes receivable, with or without recourse, and Capital Stock of any Subsidiary) or enter into any agreement (other than an agreement expressly contingent on obtaining the consent of the Bank thereto) (collectively, "Transfers") to do any of the foregoing, except:

                 (a) Transfers in the Ordinary Course of Business, but excluding any Transfers of real Property;

                 (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                 (c) Transfers of Property for fair market value where the Net Proceeds thereof do not exceed $1,000,000 in the aggregate and on a cumulative basis in each case in any fiscal year;

                 (d) (i) Transfers from any Subsidiary of the Company to the Company, (ii) Transfers from any Subsidiary of the Company to any other Subsidiary of the Company, and (iii) Transfers constituting Investments permitted by subsections 8.04(j), (n), (o), (p) or (q);

                 (e) Transfers of equipment to Plamex, S.A. where the net book value of such equipment does not exceed $5,000,000 in the aggregate and on a cumulative basis for any one fiscal year;

                 (f) sales of no more than 100,000 square feet in the aggregate and on a cumulative basis of the Santa Cruz Property; provided, that
(i) at the time of any such sale, no Event of Default shall exist and be continuing or shall result from such sale, (ii) the gross sales price from such sale shall be paid to the Company at least 80% in cash or Cash Equivalents, and
(iii) the price received (as established by independent appraisal satisfactory to the Bank in the event of a sale to an Affiliate, or as determined in good faith by the Board of Directors of the Company in the event of a sale to any other Person) shall be not less than fair market value;

                 (g) Asset Sales (provided that the provisions of this subsection 8.02(g) shall apply to Transfers permitted under the foregoing subsections of this Section 8.02 where such Transfers constitute Asset Sales), where (i) the Company or its Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Property subject to such Asset Sale, (ii) at least 80% of such consideration consists of any combination of (x) cash or Cash Equivalents or (y) Indebtedness of the Company or such Subsidiary assumed by the purchaser of the Property subject to such Asset Sale and the Company or such Subsidiary is unconditionally released from such Indebtedness or (z) obligations of the purchaser of Property which are by their terms convertible into, and actually converted into, cash or Cash Equivalents at least equal to the Fair Market Value of such obligations at the time of the relevant Asset Sale within 60 days of such Asset Sale and (iii) the Company or any Subsidiary of the Company shall, within 360 days of such Asset Sale, make an offer to purchase from, repay to, or Cash Collateralize, as the case may be (an "Asset Sale Offer") the Bank and all holders of Other Senior Debt, up to a maximum principal amount (expressed as a multiple of $1,000) of Loans and L/C Obligations hereunder, and Other Senior Debt, at a purchase price equal to 100% of the principal amount thereof, plus (without duplication in the case of Other Senior Debt referred to in the last sentence hereof) accrued and unpaid interest thereon, if any to the date of purchase, as the case may be (the "Asset Sale Payment Date"); provided that the Company will not be required to so apply Net Cash Proceeds received from any Asset Sale if, and only to the extent that such Net Cash Proceeds are applied to acquire or construct property or assets in lines of business related to, or representing natural extensions of, the businesses of the Company and its Subsidiaries within 360 days after the consummation of such Asset Sale; provided, further, that the Company may defer the Asset Sale Offer until there is an aggregate unutilized Net Cash Proceeds from such Asset Sales equal to or in excess of $5,000,000 at which time the entire unutilized amount from the immediately preceding four fiscal quarters, and not just the amount in excess of $5,000,000, shall be applied as required pursuant to this subsection. The Asset Sale Offer, if required to be made, must be consummated within the 360-day period referred to above. Notwithstanding the foregoing, this subsection (g) shall not apply to an Asset Sale or Asset Sales to the extent they involve not in excess of 100,000 square feet of the Santa Cruz Property, which shall be governed by subsection 8.02(f). As used in this subsection, "principal amount" means, with respect to any Other Senior Debt which was issued with original issue discount as of the date of any Asset Sale Offer, the accreted value thereof at such date;

                 (h) Transfers on or after April 1, 1996 of existing raw materials, work in process and finished goods inventory from the Company to PBV; and

                 (i) Non-exclusive licensing (but exclusive as to region) of technology by the Company to PBV in connection with the research and development of related technology or the manufacture of inventory by PBV for sale to the Company and for sale to non-U.S. customers.

         8.03 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, merge or consolidate with or into any Person, except:

                 (a) any Subsidiary of the Company may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries of the Company, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

                 (b)      mergers pursuant to Acquisitions permitted by Section
8.05.

         8.04 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (collectively, "Investments"), except for:

                 (a)      Investments existing on the Closing Date and listed in
Schedule 8.04;

                 (b) Investments in cash and Cash Equivalents, and Investments in operating deposit accounts maintained in the Ordinary Course of Business for operating fund purposes;

                 (c) Investments arising from transactions by the Company or its Subsidiaries with customers or suppliers in the Ordinary Course of Business, including Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business;

                  (d) Investments accepted in connection with a Transfer permitted by and in accordance with the terms of subsections 8.02 (c), (f), or
(g);

                 (e) Investments consisting of (i) travel advances, employee relocation loans, and other employee loans and advances in the Ordinary Course of Business, (ii) loans to employees, officers or directors relating to their purchase of equity securities of the Company or its Subsidiaries, or (iii) other loans to officers and employees approved by the Board of Directors of the Company provided that all of the foregoing do not in an aggregate exceed $5,000,000 outstanding at any one time;

                 (f) notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers in the Ordinary Course of Business so long as such notes, prepaid royalties or other credit extensions are due within one year of the date of acquisition thereof or cover no more than one year's obligations to such customers or suppliers, as the case may be;

                 (g)  Acquisitions permitted by Section 8.05;

                 (h) Currency Agreements and Investments with respect to Interest Rate Protection Obligations not prohibited by Section 8.06;

                 (i) Investments by Foreign Subsidiaries in the Ordinary Course of Business or required by local law or regulation;

                 (j) Investments by the Company in Subsidiaries of the Company in an aggregate amount for all such Investments not to exceed $15,000,000 at any time outstanding; provided that for purposes of calculating such amount,
(i) the aggregate amount of (A) all repayments of advances to, dividends paid to, and Investments made in, and the Fair Market Value of all Property which has been transferred to, pursuant to a Transfer permitted pursuant to Section 8.02, the Company by all such Subsidiaries and (B) mergers of Subsidiaries with the Company, pursuant to mergers permitted pursuant to subsection 8.03(a), shall be subtracted from the amount of such Investments to the extent the foregoing amounts have not been previously netted against such Investments, and
(ii) the aggregate amount of Guaranty Obligations made pursuant to subsection 8.06(n) shall be added to the amount of such Investments;

                 (k) Investments in notes issued pursuant to the Senior Note Indenture to the extent such notes are purchased solely with the proceeds of an Asset Sale, to be shared pro rata with the Bank, as contemplated by subsection 8.02(g);

                 (l) Investments made by the Company for the benefit of employees of the Company or its Subsidiaries for the purposes of deferred compensation;

                 (m) Investments in notes issued pursuant to the Senior Note Indenture to the extent such notes are not purchased with the proceeds of an Asset Sale;

                 (n) Investments by the Company in PBV in the form of prepayments to PBV for inventory to be purchased from PBV in an aggregate cumulative amount not to exceed $20,000,000;

                  (o) Investments in the Company by Plantronics UK and Plantronics Germany, in each case in the form of intercompany loans from such Subsidiaries to the Company, in an aggregate cumulative amount not to exceed $11,000,000;

                 (p) Investments by the Company or the Company's Wholly-Owned Subsidiaries in Plantronics UK and Plantronics Germany, in each case in the form of intercompany loans or capital contributions from the Company or such Wholly-Owned Subsidiaries, as the case may be, in an aggregate cumulative amount not to exceed $8,000,000;


                 (q) Investments by the Company in PBV in the form of deferred payment obligations by PBV for the transfer on or after April 1, 1996 of title to PBV of existing raw materials, work in process and finished goods inventory of the Company; and

                 (r) other Investments not otherwise permitted under this Section not exceeding an amount equal to $5,000,000 plus 15% times consolidated cumulative net income of the Company for the period from and after the Closing Date (provided, that if such cumulative net income is negative in respect of such cumulative period, such net income shall be deemed to be zero), outstanding at any one time.

         8.05 Acquisitions. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into or commit to undertake any Acquisition, unless (a) such Acquisition is undertaken in accordance with all material applicable Requirements of Law; (b) if any Person or business so acquired (the "Acquiree") is subject to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act, the prior, effective written consent of the board of directors or equivalent governing body of the Acquiree is obtained and delivered to the Bank; and (c) immediately after giving effect to any such Acquisition, there shall exist no Default or Event of Default.

         8.06 Limitation on Indebtedness; Contingent Obligations. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness or Contingent Obligations, except for the following, each of which will be given independent effect:

                 (a)      Indebtedness incurred pursuant to the Company
Documents;

                 (b) Indebtedness and Contingent Obligations existing on the Closing Date and set forth in Schedule 8.06;

                 (c) Indebtedness and Contingent Obligations of Foreign Subsidiaries of the Company incurred for working capital purposes; provided the aggregate outstanding principal amount of Indebtedness and Contingent Obligations incurred under this subsection (c) at the time of the incurrence thereof shall not at any time exceed the lesser of (i) $5,000,000 or (ii) the sum of (x) 85% of the net book value of the accounts receivable of the Foreign Subsidiaries of the Company and (y) 50% of the net book value of the inventory of the Foreign Subsidiaries of the Company, in the case of both clause (x) and
(y) calculated in accordance with GAAP at the time of each incurrence;

                 (d) Indebtedness of the Company under the Senior Note Indenture and the notes issued pursuant thereto;

                 (e) Indebtedness and Contingent Obligations of the Company and its Subsidiaries if, at the time of and after giving pro forma effect to the incurrence of such Indebtedness and Contingent Obligations (including the application of the proceeds thereof), the Consolidated Fixed Charge Coverage Ratio of the Company is equal to or greater than 3:00 to 1:00; provided that (i) in no event may the aggregate principal amount of Indebtedness and Contingent Obligations incurred under this subsection (e) by Subsidiaries of the Company exceed $2,500,000 at any time outstanding and (ii) Indebtedness and Contingent Obligations incurred by the Company under this subsection (e) shall not provide for any scheduled principal payment, mandatory redemption or amortization or sinking fund requirement prior to February 18, 1998, except, in the case of Other Senior Debt, for any such payment, redemption or amortization to be made solely with the proceeds of an Asset Sale, to be shared pro rata with the Bank, as contemplated by subsection 8.02(g);

                 (f) (i) Purchase Money Indebtedness of the Company and its Subsidiaries and (ii) Indebtedness of the Company or any Subsidiary of the Company represented by trade letters of credit incurred in the ordinary course of business, which are to be repaid in full not more than one year after which such Indebtedness is originally incurred, to finance the purchase of goods by the Company or a Subsidiary of the Company such that the aggregate principal amount at any time outstanding under this subsection (f) does not exceed $5,000,000;

                 (g) Capital Lease Obligations of the Company and its Subsidiaries in an aggregate principal amount (determined in accordance with GAAP) not to exceed $2,500,000 at any time outstanding under this subsection
(g).

                 (h) (i) Indebtedness and Contingent Obligations of a Domestic Subsidiary of the Company owed to the Company or any of its Wholly-Owned Domestic Subsidiaries so long as, in the case of Indebtedness and Contingent Obligations owed by a Subsidiary of the Company to the Company, such Indebtedness or Contingent Obligation is not subordinated in right of payment to any other Indebtedness of such Subsidiary and (ii) Indebtedness or Contingent Obligations of a Subsidiary of the Company owed to the Company or a Subsidiary of the Company (other than Indebtedness or Contingent Obligations governed by the immediately preceding clause (i)) incurred pursuant to and in compliance with Section 8.04, and (iii) Subordinated Indebtedness of the Company owed to a Subsidiary of the Company; provided that in the case of the sale or disposition of the Capital Stock of any Subsidiary of the Company that is owed Indebtedness or Contingent Obligations of the Company or another Subsidiary of the Company referred to in this subsection (h) such that it ceases to be a Subsidiary of the Company, such Indebtedness shall be deemed to have been incurred again and subject to this Section 8.06;

                 (i) any replacements, renewals, refinancing and extensions of outstanding Indebtedness or Contingent Obligations permitted by subsections (b) (other than Indebtedness or Contingent Obligations to be repaid out of the proceeds of the stock and debt offerings described in subsection 5.02(g)), (d) or (e) of this Section 8.06, provided that (i) any such replacement, renewal, refinancing or extension of Indebtedness or Contingent Obligations shall not be incurred by a Subsidiary of the Company (except in the case of a replacement, renewal, refinancing or extension of Indebtedness or Contingent Obligations of a Subsidiary of the Company referred to in subsection
(c) of this Section 8.06) and (ii) any such replacement, renewal, refinancing or extension (x) shall not provide for any mandatory redemption, amortization or sinking fund requirement in an amount greater than or at a time prior to the amounts and times specified in the Indebtedness or Contingent Obligation being replaced, renewed, refinanced or extended and (y) shall not exceed the sum of (1) the principal amount (plus accrued interest and an amount equal to the required prepayment premium, if any) of the Indebtedness or Contingent Obligation being replaced, renewed, refinanced or extended and (2) the reasonable fees and expenses of the Company or its Subsidiaries, as the case may be, incurred in connection with such replacement, renewal, refinancing or extension;

                 (j) (i) Indebtedness and Contingent Obligations under Interest Rate Protection Obligations of the Company or any Subsidiary of the Company; provided that (x) any Indebtedness to which any such Interest Rate Protection Obligation relates bears interest at fluctuating interest rates and is otherwise permitted by this Section 8.06 and (y) the notional principal amount of any such Interest Rate Protection Obligation does not exceed the principal amount of the Indebtedness or Contingent Obligation to which such Interest Rate Protection Obligation relates and (ii) Indebtedness under Currency Agreements of the Company; provided that such Currency Agreements do not increase the Indebtedness of the Company and its Subsidiaries in aggregate other than as a result of fluctuations in foreign currency exchange rates;

                 (k) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the Ordinary Course of Business, provided that such Indebtedness is extinguished within three Business Days of its incurrence;

                 (l) (i) Guaranty Obligations of the Company with respect to Indebtedness of Foreign Subsidiaries of the Company permitted under subsection 8.06(c), and (ii) Guaranty Obligations of any Subsidiary of the Company with respect to Indebtedness of the Company permitted hereunder;

                 (m) endorsements for collection or deposit in the Ordinary Course of Business;

                 (n) Guaranty Obligations of the Company with respect to Indebtedness of any Subsidiary of the Company, to the extent permitted by
Section 8.04(j);

                 (o) Indebtedness of PBV to the Company in respect of advances by the Company to PBV for inventory to be purchased from PBV in an aggregate cumulative amount not to exceed $20,000,000;

                 (p) Indebtedness of PBV to the Company in the form of deferred payment obligations by PBV for the transfer on or after

April 1, 1996 of title to PBV of existing raw materials, work in process and finished goods inventory of the Company;

                 (q) Indebtedness of the Company to Plantronics UK and Plantronics Germany in an aggregate cumulative amount not to exceed $11,000,000 and Indebtedness of Plantronics UK and Plantronics Germany to the Company or its Wholly-Owned Subsidiaries in an aggregate cumulative amount not to exceed $8,000,000; and

                 (r) in addition to the items referred to in subsections (a) through (q) above, Indebtedness and Contingent Obligations of the Company and its Subsidiaries in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding; provided that in no event shall the amount of Indebtedness and Contingent Obligations incurred by Subsidiaries of the Company under this subsection (r) exceed $2,000,000 at any one time outstanding.

         8.07 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, except (a) as expressly permitted by this Agreement, or (b) not otherwise prohibited by this Agreement; in each case (a) and (b), upon fair and reasonable terms (when taken in the light of any related series of transactions of which such transaction is a part, if any) no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary. For purposes of this Section 8.07, the Company and its Subsidiaries shall not be deemed to be Affiliates of one another.

         8.08 Use of Proceeds. The Company shall not use any portion of the Loan proceeds, or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         8.09 Joint Ventures. The Company shall not and shall not suffer or permit any of its Subsidiaries to enter into any Joint Venture, other than in the Ordinary Course of Business (which shall include joint development agreements for the development of technology or products).


         8.10 Lease Obligations. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, create or suffer to exist any obligations under any Operating Leases, except for:

                 (a) Operating Leases of the Company and its Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

                 (b) Operating Leases entered into by the Company or any of its Subsidiaries after the Closing Date in the Ordinary Course of Business; provided that the aggregate annual rental payments for all such Operating Leases shall not exceed $3,000,000 in any fiscal year;

                 (c) Operating Leases entered into by the Company or any of its Subsidiaries after the Closing Date, provided, that immediately prior to giving effect to such lease, the Property subject to such lease was sold by the Company or any such Subsidiary to the lessor pursuant to a transaction permitted under Section 8.02.

         8.11 Restricted Payments. The Company shall not, and shall not suffer or permit any of its Subsidiaries (other than Wholly-Owned Subsidiaries) to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities (other than to the Company or to any Wholly-Owned Subsidiary of the Company) on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, or purchase, redeem or otherwise acquire for value any notes issued under the Senior Note Indenture, now or hereafter outstanding; except that the Company may:

                 (a) declare and make dividend payments or other distributions to the extent payable in its common stock;

                 (b) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

                 (c)      pay, purchase or redeem notes issued under the Senior
Note Indenture in accordance with the terms thereof (including payments, purchases or redemptions made solely with the proceeds of an Asset Sale, to be shared pro rata with the Bank, as contemplated by subsection 8.02(g));

                 (d) declare or pay cash dividends to its common stock shareholders or repurchase its common stock or pay, purchase or redeem notes issued under the Senior Note Indenture (to the extent not permitted under subsection 8.12(c)), not to exceed as of any date of declaration or payment 50% of the amount of cumulative consolidated net income of the Company and its Subsidiaries (net of cumulative losses) for the period from the Closing Date through such date of declaration or payment;

                 (e) purchase, redeem or otherwise acquire shares of its common stock pursuant to any agreement entered into between it, or any Subsidiary of the Company, and any officer, director, employee or consultant to the Company or any of its Subsidiaries, entered into in the Ordinary Course of Business, in which the Company is obligated or has the option to repurchase from such officer, director, employee or consultant shares of common stock of the Company upon such Person's termination of employment or services with the Company or any such Subsidiary, not in excess of $250,000 in the aggregate; and

                 (f) repay, convert, exchange or redeem any Indebtedness permitted under Section 8.06 which by its terms is convertible or exchangeable, or constitutes the right to purchase any shares of any class of Capital Stock.

         8.12 Net Funded Debt to EBITDA Ratio. The Company shall not permit as of the last day of any fiscal quarter the Net Funded Debt to EBITDA Ratio to be less than 3.00:1.00.

         8.13 Tangible Net Worth. The Company shall not permit Tangible Net Worth on a consolidated basis as of the last day of any fiscal quarter to be less than the sum of (a) 90% of Tangible Net Worth as of the quarter ended December 28, 1996 minus (b) the lesser of (i) the amount of its stock repurchased by the Company after December 28, 1996; provided that such repurchases are otherwise permitted hereunder, and (ii) $20,000,000 plus (c) 50% of the Company's consolidated net income (but not less any net losses for any period) earned in each fiscal quarter starting with the quarter ended March 29, 1997 plus (d) 75% of the net proceeds of any equity securities issued after December 28, 1996 plus (e) 75% of any increase in stockholders' equity resulting from the conversion of debt securities to equity securities after December 28, 1996.

         8.14 Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 3.00:1.00.

         8.15 Change in Business. The Company shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it on the date hereof, except businesses contemplated by it as have been disclosed to the Bank in writing prior to the date hereof.

         8.16 Accounting Changes. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the fiscal year of the Company or of any of its consolidated Subsidiaries, except that the Company may change its fiscal year and the fiscal year of its consolidated Subsidiaries to a calendar year provided it obtains any required consents of Governmental Authorities in connection therewith.

         8.17 Amendments to Senior Note Indenture. The Company shall not (i) amend, modify, supplement, waive or otherwise modify any provision of, the Senior Note Indenture, or (ii) take or fail to take any action under the Senior
Note Indenture that, in the case of either clause (i) or (ii), has or is likely to have a Material Adverse Effect.


                                   ARTICLE IX

                               EVENTS OF DEFAULT

         9.01 Event of Default. Any of the following shall constitute an "Event of Default":

                 (a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three Business Days after the same shall become due, any interest or fee payable hereunder, or (iii) any other amount payable hereunder or pursuant to any other Company Document after the same shall become due within 30 days of notice by the Bank to such effect; or

                 (b) Representation or Warranty. Any representation or warranty by the Company or any of its Subsidiaries made or deemed made herein or in any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                 (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in Sections 7.01, 7.02, 7.03,
7.11 or 7.12 or Article VIII; or

                 (d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any Company Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew of such failure or (ii) the date upon which written notice thereof is given to the Company by the Bank; or

                 (e) Cross-Default. The Company or any of its Subsidiaries (i) fails to make any payment of principal or interest in respect of any Indebtedness or Contingent Obligation which Indebtedness or Contingent Obligation has an aggregate principal amount (including amounts owing thereunder to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 outstanding when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation of more than $5,000,000 outstanding, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto if the effect of such failure, event or condition is to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded, and such failure shall not have been cured to the satisfaction of the Bank for a period of 15 days after the earlier of (A) the date on which a Responsible Officer knew of such default, or (B) the date upon which written notice thereof is given to the Company by the Bank; or (iii) any such Indebtedness or such Contingent Obligation shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) or cash collateralized, prior to the stated maturity thereof; or

                 (f) Insolvency; Voluntary Proceedings. The Company or any of its Material Subsidiaries (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any formal action through its Board of Directors or through a Responsible Officer or comparable officer of such Material Subsidiary to effectuate or authorize any of the foregoing; or

                 (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Material Subsidiary of the Company, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any of its Material Subsidiaries' Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any of its Material Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or
(iii) the Company or any of its Material Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business;

                 (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan or PBGC in an aggregate amount in excess of $1,000,000; (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by the Company which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans in an aggregate amount in excess of $1,000,000; or (iii) any of the following shall occur which, individually or in combination, has resulted or could reasonably be expected to result in a Material Adverse Effect: (1) the representations and warranties contained in Section 6.07 (a) or (b) shall cease to be true and correct; or (2) the Company shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code for a Plan, whether or not it has sought a waiver under Section 412(d) of the Code.

                 (i) Monetary Judgments. Any final monetary judgments orders, or decrees shall be entered against the Company or any of its Material Subsidiaries involving in the aggregate a liability (excluding amounts covered by independent third-party insurance to the extent to which such insurer has not contested coverage) as to any single or related series of transactions, incidents or conditions, of $1,000,000 or more, and the same shall remain unpaid, unvacated, unbonded and unstayed for a period of 45 consecutive days after the entry thereof; or

                 (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree shall be rendered against the Company or any of its Material Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 45 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                 (k) Invalidity of Company Documents. Any of the Company Documents after delivery thereof shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or the Company shall contest in any manner the validity or enforceability thereof, or the Company shall deny that it has any further liability or obligation thereunder.

         9.02 Remedies. If any Event of Default occurs and is continuing, the Bank may:

                 (a) declare by written notice to the Company its Commitment to make Loans and Issue Letters of Credit to be terminated, whereupon such Commitment shall forthwith be terminated;

                 (b) declare by written notice to the Company the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Company Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company;

                 (c) declare by written notice to the Company an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any then-outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable and to demand that the Company Cash Collateralize the Obligations to the extent of outstanding and wholly or partially undrawn Letters of Credit issued on its account, whereupon the Company shall so Cash Collateralize; and

                 (d) exercise all rights and remedies available to it under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in paragraph
(f) or (g) of Section 9.01 above with respect to the Company (in the case of clause (i) of paragraph (g) upon the expiration of the 60-day period mentioned therein), the obligation of the Bank to make Loans and Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and L/C Obligations and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Bank.

         9.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                   ARTICLE X

                                 MISCELLANEOUS

         10.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Bank, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         10.02   Notices.

                 (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered, to the address or number specified for notices on the applicable signature page hereof; or to such other address as shall be designated by such party in a written notice to the other parties, and as to each other party, at such other address as shall be designated by such party in a written notice to the other party.

                 (b) All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery; except that notices pursuant to Article II or Article III shall not be effective until actually received by the Bank.

                 (c) The Company acknowledges and agrees that any agreement of the Bank at Articles II and III herein to receive certain notices by facsimile is solely for the convenience and at the request of the Company. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Bank to receive written confirmation of any facsimile notice or the receipt by the Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in the facsimile notice.

         10.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         10.04 Costs and Expenses. The Company shall, whether or not the transactions contemplated hereby shall be consummated:

                 (a) pay or reimburse the Bank within 30 Business Days after demand for all reasonable costs and expenses incurred by the Bank in connection with the development, preparation, delivery, and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by the Bank with respect thereto; provided, that such costs in connection with the development, preparation, delivery, execution and closing hereof shall not exceed $15,000;

                 (b) pay or reimburse the Bank within ten Business Days after demand for all costs and expenses incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies during the existence of an Event of Default (including in connection with any "workout" or restructuring regarding the Loans) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs, incurred by the Bank; and

                 (c) pay or reimburse the Bank within ten Business Days after demand for all appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by the Bank in connection with the matters referred to under paragraphs (a) and (b) of this Section.

         10.05 Indemnity. Whether or not the transactions contemplated hereby shall be consummated:

                 (a) General Indemnity. The Company shall pay, indemnify, and hold the Bank and each of its officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

                 (b)      Survival; Defense.  The obligations in this Section
10.05 shall survive payment of all other Obligations. At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel reasonably satisfactory to the Company and such Indemnified Person, at the sole cost and expense of the Company. All amounts owing under this Section 10.05 shall be paid within 30 days after demand.

         10.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement (other than by operation of law pursuant to any merger or consolidation permitted by
Section 8.03) without the prior written consent of the Bank.

         10.07   Assignments, Participations, etc.

                 (a) The Bank may at any time assign and delegate to one or more Persons (each an "Assignee") all or any part of the Loans, the L/C Obligations, the Commitment and the other rights and obligations of the Bank hereunder in an amount no less than $5,000,000 to each Assignee; provided, however, that the Company may continue to deal solely and directly with the Bank in connection with the interest so assigned to an Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company by the Bank and the Assignee; and provided, further, that any such Assignee shall be (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; or (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States.

                 (b) The Bank may at any time sell to one or more Persons (a "Participant") participating interests in any Loans, L/C Obligations, the Commitment and the other interests of the Bank hereunder and under the other Loan Documents; provided, that, the Bank shall not transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to the Company Documents except to the extent such amendment, consent or waiver would (i) increase or extend the Commitment or subject the Bank to any additional obligations; (ii) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due under any Company Document;
(iii) reduce the principal of, or the rate of interest specified herein on any Loan, or of any fees or other amounts payable under any Company Document. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Company Documents, and all amounts payable by the Company hereunder shall be determined as if the Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as the Bank under this Agreement. The Company shall not be required to incur any expense in connection with any such participation.

                 (c) The Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or any Subsidiary of the Company in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than as contemplated by this Agreement; except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, that the Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of the Bank by any such authority;
(B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the Bank's independent auditors and other professional advisors; (E) to the extent reasonably required in connection with any litigation or proceeding to which the Bank or any of its Affiliates may be party; and (F) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; and provided, further that in the event of a disclosure pursuant to clause (B), (C) or (E) of this subsection, the Bank shall, unless prohibited from doing so by any applicable Requirement of Law, give notice to the Company prior to any such disclosure and shall use commercially reasonable efforts to cooperate with the Company (at no cost to the Bank) to seek a protective order with respect to the information requested to be disclosed. Notwithstanding the foregoing, the Company authorizes the Bank to disclose to any Participant or Assignee and to any prospective Participant or Assignee, such financial and other information in the Bank's possession concerning the Company or its Subsidiaries which has been delivered to the Bank pursuant to this Agreement or which has been delivered to the Bank by the Company in connection with the Bank's credit evaluation of the Company prior to entering into this Agreement; provided that, unless otherwise agreed by the Company, such Participant or Transferee agrees in writing to the Bank to keep such information confidential to the same extent required of the Bank hereunder.

         10.08 Set-off. In addition to any rights and remedies of the Bank provided by law, if an Event of Default exists, the Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, the Bank to or for the credit or the account of the Company against any and all Obligations of the Company owing to the Bank, now or hereafter existing, irrespective of whether or not the Bank shall have made demand under this Agreement or any Loan Document. The Bank agrees promptly to notify the Company after any such set-off and application made by the Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section 10.08 are in addition to the other rights and remedies (including other rights of set-off) which the Bank may have.

         10.09 Automatic Debits of Fees. With respect to any facility fee or other regularly scheduled fee or cost, due and payable to the Bank hereunder by the Company, the Company hereby authorizes the Bank, until such authorization is revoked by the Company in writing, to debit any deposit account of the Company with the Bank in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or cost due from the Company. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in the Bank's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section
10.09 shall be deemed a setoff.

         10.10 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         10.11 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         10.12 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company and the Bank and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Bank nor, except to the extent expressly set forth herein, the Company (or any of its Subsidiaries) shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

         10.13 Time. Time is of the essence as to each term or provision of this Agreement and each of the other Loan Documents.

         10.14   Governing Law and Jurisdiction.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.


                 (b) SUBJECT TO SECTION 10.15, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND THE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. SUBJECT TO SECTION 10.15, EACH OF THE COMPANY AND THE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY AND THE BANK EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

         10.15   Arbitration; Reference.

                 (a) Mandatory Arbitration. Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                 (b) Judicial Reference. At the request of any party a controversy or claim which is not submitted to arbitration as provided and limited in subsection (a) of this Section shall be determined by a reference in accordance with California Code of

Civil Procedure Section 638 et seq. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

                 (c) Provisional Remedies and Setoff. No provision of this Section shall limit the right of any party to this Agreement to exercise the right of setoff, or to seek or obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

         10.16 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between the Company and the Bank, and supersedes all prior or contemporaneous Agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                                            PLANTRONICS, INC.

                                            By: /s/John A. Knutson
                                            ----------------------------
                                            Name:  John A. Knutson
                                            Title: Vice President-Legal,
                                            Senior General Counsel
                                            and Secretary

                                            Address for notices:

                                            337 Encinal Street
                                            Santa Cruz, California  95060
                                            Attention:  General Counsel

                                            Facsimile:  (408) 426-2965

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION


                                            By: /s/ Richard E. Bryson
                                            ------------------------------
                                            Name:  Richard E. Bryson
                                            Title: Managing Director


                                            Address for notices:

                                            555 California Street, 41st Floor
                                            San Francisco, CA  94104
                                            Attention: San Francisco Corporate
                                                           Banking #3838
                                            Facsimile: (415) 622-4585

                                            Lending Office:

                                            1850 Gateway Boulevard
                                            Concord, California 94520


                                            Bank's Payment Office:

                                            1850 Gateway Boulevard
                                            Concord, California  94520

                                 SCHEDULE 6.05


                                   LITIGATION


1. In May, 1996, the Company received notice from the Bureau of Competition of the Federal Trade Commission ("FTC") that the FTC staff is conducting a non-public investigation to determine whether certain manufacturers of lightweight telephone headsets may be engaged in anticompetitive practices in violation of Section 5 of the Federal Trade Commission Act. The Company has not been notified that it is a particularized subject of the investigation. There can be no assurance that the Company will not become a particularized subject of the investigation, that the FTC staff or the FTC itself will not proceed to a full public investigation in this matter, or that the outcome of any public investigation will not have a Material Adverse Effect.






                                 SCHEDULE 6.05
                                  Page 1 of 1

                                 SCHEDULE 6.06

                                 ERISA MATTERS



                                      NONE




















                                 SCHEDULE 6.06

                                 SCHEDULE 6.10

                             PERMITTED LIABILITIES



MATERIAL INDEBTEDNESS NOT INCLUDED IN FINANCIAL STATEMENTS:

None.

MATERIAL OPERATING LEASES NOT INCLUDED IN FINANCIAL STATEMENTS:

1. Effective April 1, 1997, Walker Equipment Corporation, a wholly owned subsidiary of the Company, will merge into the Company. Effective on that date, the Company will take assignment of and be responsible on the following Material Operating Lease:

        Lessor:     Market Place Leasing, Inc.
        Lessee:     Plantronics, Inc., as assignee of Walker Equipment
                    Corporation.
        Location:   Ringgold, GA
        Term:       Two years, commencing August 1, 1996.
        Rent:       $52,600.50 per year, through July 31, 1997; $58,445.00 per year, in period from August 1, 1997, through July 31, 1998.











                                 SCHEDULE 6.10
                                  Page 1 of 1

                                 SCHEDULE 6.15

                         INTELLECTUAL PROPERTY MATTERS


                                      NONE

























                                 SCHEDULE 6.15

                                 SCHEDULE 6.16

                   SUBSIDIARIES AND OTHER EQUITY INVESTMENTS


                   (a)     Subsidiaries of Plantronics, Inc.

                   (b)     Equity Investments

                   (c)     Material Subsidiaries





















                                 SCHEDULE 6.16
                                  Page 1 of 4

                                SCHEDULE 6.16(a)

                       SUBSIDIARIES OF PLANTRONICS, INC.


            COMPANY NAME                                JURISDICTION OF
                                                         INCORPORATION

Emtel, S.A.                                                 Mexico

Frederick Electronics Corporation                           Maryland

Pacific Plantronics, Inc.                                   California

Plamex, S.A. de C.V.                                        Mexico

Plantronics Acoustics Italia, S.r.l.                        Italy

Plantronics B.V.                                            Netherlands

Plantronics Canada Limited                                  Canada

Plantronics France S.A.R.L.                                 France

Plantronics Futurecomms, Inc.                               California

Plantronics GmbH                                            Germany

Plantronics Holdings Limited                                Canada

Plantronics International do Brasil, Ltda.                  Brazil

Plantronics K.K.                                            Japan

Plantronics Limited                                         United Kingdom

Plantronics, A.G.                                           Switzerland

Walker Equipment Corporation                                Georgia




                                 SCHEDULE 6.16
                                  Page 2 of 4

                                SCHEDULE 6.16(b)

                               EQUITY INVESTMENTS



                                      NONE












                                 SCHEDULE 6.16
                                  Page 3 of 4

                                SCHEDULE 6.16(c)

                             MATERIAL SUBSIDIARIES



Plantronics B.V.

Plantronics Limited







                                 SCHEDULE 6.16
                                  Page 4 of 4

                                 SCHEDULE 8.01

                                PERMITTED LIENS


1. Financing Statement by and between Walker Equipment Corporation ("Debtor") and Pitney Bowes Credit Corporation ("Secured Party") recorded January 26, 1989 with the Catoosa County Clerk, Ringgold, Georgia, File Number 89-4675.

2. Financing Statement by and between Plantronics, Inc. ("Lessee") and AT&T Credit Corporation ("Lessor") recorded December 21, 1989, with the Secretary of State of the State of California, File Number 893241742.

3. Financing Statement by and between Plantronics, Inc. ("Lessee") and AT&T Credit Corporation ("Lessor") recorded October 31, 1991, with the Secretary of State of the State of California, File Number 91233579.

4. Financing Statement by and between Plantronics, Inc. ("Lessee") and Advanta Leasing Corp. ("Lessor") recorded October 17, 1994, with the Secretary of State of the State of California, File Number 9431260783.







                                 SCHEDULE 8.01

                                 SCHEDULE 8.04

                             PERMITTED INVESTMENTS

NAME OF ENTITY                          INVESTMENT                    AMOUNT
Coastcom Holdings, Inc.      42,500 shares, Series A Preferred         $500,013
                             stock                                 [Cost basis]

Telequest                    100 shares, common stock                      $356
                                                                   [Cost basis]

Greyhound Lines, Inc.        60 shares, common stock                         $0
                                                                   [Cost Basis]

Greyhound Lines, Inc.        10% Senior Note, Due 2001                   $1,000
                                                                    [Estimated,
                                                                    Cost Basis]

SCEcorp                      7,440 shares, common stock                 $89,272
                                                                    [Estimated,
                                                                    Cost Basis]

Continental Airlines, Inc.   17 shares, common stock                         $0
                                                                   [Cost Basis]

Plantronics, Inc.            349,475 shares, common stock,       $12,822,237.75
                             repurchased by the Company and         [Estimated,
                             held as Treasury Stock                 Cost Basis]






                                 SCHEDULE 8.04

                                 SCHEDULE 8.06

                           PERMITTED INDEBTEDNESS AND
                             CONTINGENT LIABILITIES


PROMISSORY NOTES:

1. Promissory Notes in the aggregate principal amount of $65,050,000, issued under the Senior Note Indenture, as that term is defined in
        Section 1.01 of the Credit Agreement.

FOREIGN LINES OF CREDIT:

DATE             BORROWER                     LENDER                  MAXIMUM
                                             [PURPOSE]                 AMOUNT
12/00/95     Plantronics, Ltd.      Midland Bank, Plc.                L980,000
                                    [Duty deferrals, negotiation
                                    cheques and issuance of
                                    irrevocable documentary
                                    letters of credit]


CONTINGENT OBLIGATIONS - EXISTING/OPEN LETTERS OF CREDIT:

None except those issued by Bank of America under existing Credit Agreement and shown upon the February 3, 1997, statement of account of Bank of America and restated below:

NUMBER          DATE - EXP. DATE        AMOUNT
220201          1/20/97-7/15/97         306,805.00(1)
[Stand-by]

222081          11/21/94-12/01/97       200,000.00

1002279         01/30/96-01/30/97       129,477.60

------------

(1) The Company believes the amount should be $164,975.00 to reflect payment upon the account secured by the subject letter of credit.


                                 SCHEDULE 8.06

CONTINGENT OBLIGATIONS - EXISTING/OPEN LETTERS OF CREDIT [CON'T]:

1005172         05/13/96-03/31/97       483,293.26

1007532         07/12/96-03/31/97        42,900.00

1012645         10/03/96-02/28/97       968,853.18

1014103         11/08/96-01/31/97        84,757.60



CONTINGENT OBLIGATIONS - GUARANTEES:

DATE           GUARANTOR               PRINCIPAL OBLIGOR          CREDITOR
                                        [INSTRUMENT OR
                                          TRANSACTION
07/00/93       Plantronics, Inc.      Plamex, S.A. de C.V.    Inmobiliaria Mex-
                                      [Guarantee of real      Hong, S.A. de C.V.
                                      property lease          (Lessor)
                                      obligations]

10/27/95       Plantronics, Inc.      Plantronics, Ltd.       Midland Bank, Plc.
                                      [Duty deferrals,
                                      negotiation of
                                      cheques and issuance
                                      of irrevocable
                                      documentary letters
                                      of credit]]



                                 SCHEDULE 8.06
                                  Page 2 of 2

                                   EXHIBIT A

                              NOTICE OF BORROWING
                              -------------------

                                                Date: _________________, 199_

To: Bank of America National Trust and Savings Association, relating to the Credit Agreement dated as of February 19, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") between Plantronics, Inc. and Bank of America National Trust and Savings Association.

Ladies and Gentlemen:

        The undersigned, Plantronics, Inc. (the "Company"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the borrowing specified herein:

                1. The Business Day of the proposed borrowing is ____________ ____________________________, 19__.

                2. The aggregate amount of the proposed borrowing is $_________________.

                3. The borrowing is to be comprised of [a Base Rate] [a CD Rate Loan] [an Offshore Rate] Loan.

                4. [If applicable:] The duration of the Interest Period for the [CD Rate Loan] [Offshore Rate Loan] included in the borrowing shall be ___________ [months] [days].

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                (a) the representatives and warranties of the Company contained in Article VI of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date);

                (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed borrowing;

                (c)  there has not occurred a Material Adverse Effect; and

                (d) the proposed borrowing will not cause the Effective Amount of all Loans and L/C Obligations to exceed the Commitment.




                                        Plantronics, Inc.


                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------

                                   EXHIBIT B

                       NOTICE OF CONVERSION/CONTINUATION


                                                    Date: ______________, 199__


To: Bank of America National Trust and Savings Association relating to the Credit Agreement dated as of February 19, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") between Plantronics, Inc. and Bank of America National Trust and Savings Association.


Ladies and Gentlemen:

        The undersigned, Plantronics, Inc. (the "Company"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Credit Agreement, of the (conversion) (continuation) of the Loans specified herein, that:

                1. The date of the (conversion) (continuation) is ____________, 19__.

                2. The aggregate amount of the Loans to be (converted) (continued) is $___________.

                3.  The Loans are to be (converted into) (continued as) (CD
        Rate) (Offshore Rate) (Base Rate) Loans.

                4. (If applicable:) The duration of the Interest Period for the Loans included in the (conversion) (continuation) shall be (____ days) (____ months).

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed (conversion) (continuation), before and after giving effect thereto and to the application of the proceeds therefrom:

                (a) no Default or Event of Default has occurred and is continuing, or would result from such proposed (conversion) (continuation); and

                (b) the proposed (conversion) (continuation) will not cause the Effective Amount of all Loans and all L/C Obligations to exceed the Commitment.






                                       Plantronics, Inc.


                                       By: ________________________________

                                       Title: _____________________________

                                   EXHIBIT C


                               PLANTRONICS, INC.

                             COMPLIANCE CERTIFICATE


                                                    Date: _____________________

        Reference is made to that certain Credit Agreement dated as of February 19, 1997 between Plantronics, Inc. (the "Company") and Bank of America National Trust and Savings Association, a national banking association ("Bank"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

        The undersigned Responsible Officer of Plantronics, Inc. hereby certifies as of the date hereof that he/she is the _____________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Bank on the behalf of the Company and its consolidated Subsidiaries and not as an individual, and that:

(Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.01(a) of the Agreement.)

      1. Attached as Schedule 1 hereto are (a) a true and correct copy of the audited consolidated balance sheet of the Company as at the end of the fiscal year ended __________________, 199__ and (b) the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by the opinion of Price Waterhouse (or another nationally-recognized certified independent public accounting firm).

                                       or

(Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 7.01(b) of the Agreement.

        1. Attached as Schedule 1 hereto is (a) a true and correct copy of the unaudited consolidated balance sheet of the Company as of the end of such quarter ended ________________, 199__, and (b) the related consolidated statements of income, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for the period commencing on the first day and ending on the last day of such quarter.

        2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

        3. The attached financial statements are complete and correct in all material respects, and have been prepared in accordance with GAAP on a basis consistent with prior periods (subject to changes resulting from normal year-end adjustments and the absence of footnotes (for financial statements required by subsection 7.01(b) of the Agreement)).

        4. The attached financial statements are certified by a Responsible Officer of the Company and fairly state the consolidated financial conditions and results of operations of the Company in all material respects when considered in relation to the consolidated financial statements of the Company taken as a whole.

        5. To the best of the undersigned's knowledge, the Company during such period, has observed, performed or satisfied in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition in the Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default occurring during and existing at the end of the accounting period covered by the attached financial statements, which has not been previously disclosed in writing to the Bank.

        6. The following financial covenants analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________________, 199__.



                                        PLANTRONICS, INC.


                                        By: _______________________________

                                        Title: ____________________________

                                                     Date: ______________, _____
                                                     For the fiscal quarter/year
                                                     ended ______________, _____

                                   SCHEDULE 2
                          to the Compliance Certificate
                                 ($ in 000's)1/

                                                                 Actual                     Required/Permitted
                                                                 ------                     ------------------
 1.       Section 8.12 Net Funded Debt to
          EBITDA Ratio.

          The ratio of:

          A.    Net Funded Debt:

                the difference of:

                (i)      Indebtedness2/                          __________

                              plus

                (ii)     Guaranty Obligations2/                  __________

                              less


                (iii)    cash and Cash Equivalents3/

                                                                 __________

                         (i)+(ii)-(iii)                      =   __________

          B.    EBITDA4/


                the sum of:
                (i)      net income or loss5/                    __________

                              plus

                (ii)     depreciation                            __________

                              plus

                (iii)    amortization                            __________
                              plus

                (iv)     interest                                __________
                              plus

                (v)      taxes on income                         __________

                              plus




     1/ All items determined on a consolidated basis and in accordance with GAAP, consistently applied.

     2/       See definition of Net Funded Debt for certain items excluded.

     3/       Not subject to any Lien, and to extent exceeding $5,000,000.

     4/       Calculated on a rolling four-quarter basis.

     5/       Without giving effect to extraordinary losses or gains

                                                                 Actual                     Required/Permitted
                                                                ------                     ------------------

                (vi)     non-cash expenses or charges for
                         management stock compensation
                                                                 __________

                (i)+(ii)+(iii)+(iv)+(v)+(vi)                 =   __________
                                    A
                                  -----
                                    B                        =                     Not more than 3.00
                                                                 ==========


 2.       Section 8.13 Tangible Net Worth.
          -------------------------------

          Tangible Net Worth:                                                      Not to be less than the sum of:
          (i)       gross book value of assets                   __________        A.  Tangible Net Worth as of
                                                                                       12/28/96:
                                  less
                                  ----
                                                                                   (i)  gross book value
          (ii)      goodwill, licensing agreements, patents,                       of assets                      __________
                    trademarks, trade names, organization
                    expenses, treasury stock, unamortized                                         less
                    debt discount and premium, deferred                                           ----
                    charges and other like intangibles
                                                                                   (ii) goodwill, licensing
                                                                                   agreements, patents, trade-
                                  less                                             marks, trade names, organi-
                                  ----                                             zation expenses, treasury
                                                                 __________        stock, unamortized debt
          (iii)     reserves applicable to assets (including                       discount and premium, deferred
                    reserves for depreciation and                                  charges and other like
                    amortization)                                                  intangibles                    __________

                                  less
                                  ----
                                                                                                  less
                                                                 ----------                       ----
                                                                                   (iii) reserves applicable
                                                                                   to assets (including reserves
                                                                                   for depreciation and
                                                                                   amortization)                  __________

          (iv)      all liabilities (including                                                  less
                    accrued and deferred income taxes and                                       ----
                    any subordinated
                    liabilities)                                                   (iv)  all liabilities
                                                                 __________        (including accrued and
                                                                                   deferred income taxes and
                          (i)-(ii)-(iii)-(iv)                =                     subordinated liabilities)      __________
                                                                 ==========

                                                                                   (i)-(ii)-(iii)-(iv)    =       __________

                                                                                                          x           90%
                                                                                                               ------------------

                                                                                                                       6/
                                                                                                                  ==========
                                                                                            less
                                                                                            ----





----------------------------------

     6/ Calculation will need to be done for first compliance certificate only; thereafter, this number will be inserted.

                                                                 Actual                  Required/Permitted
                                                                 ------                 ------------------
                                                                                   B.  Stock repurchases after
                                                                                       12/28/96 (not to exceed
                                                                                       $20,000,000)               __________

                                                                                            plus


                                                                                   C.  50% of net income after
                                                                                       income taxes (without
                                                                                       subtracting losses)
                                                                                       earned after 12/28/96      __________

                                                                                            plus










                                                                 Actual                     Required/Permitted
                                                                 ------                     ------------------

                                                                                   D.  75% of net proceeds
                                                                                       from any equity
                                                                                       securities issued
                                                                                       after 12/28/96               __________
                                                                                            plus
                                                                                            ----

                                                                                   E.  75% of any increase
                                                                                       in stockholder's
                                                                                       equity resulting
                                                                                       from the conversion
                                                                                       of debt securities
                                                                                       to equity securities
                                                                                       after 12/28/96              __________

                                                                                         A - B + C + D + E   =
                                                                                                                   ==========


 3.       Section 8.14 Interest Coverage
          Ratio.7/.

          The ratio of:

          A.   Adjusted EBITDA
               (i)     EBITDA (from 1(B) above)                  __________

                                  less
                                  ----

               (ii)    Capital Expenditures                      __________
                               (i) - (ii)                        __________

          B.   Cash Interest Expense
               (i)     Total interest expense
                       (including commissions,
                       discounts, fees and other charges in
                       connection with standby letters of
                       credit and similar instruments

                                                                 __________

                                  less
                                  ----

               (ii)    Non-cash items included in (i)
                                                                 __________
                               (i) - (ii)                        __________

                                    A
                                  -----
                                    B                       =                      Not less than 3.00
                                                                 ==========






----------------------------------

     7/    Calculated on a rolling four-quarter basis.
     -

                                   EXHIBIT D

                             FORM OF LEGAL OPINION
                                   (Attached)

                            As of February 19, 1997



To Bank of America National Trust
  and Savings Association
555 California Street, 41st Floor
San Francisco, CA  94104

         RE:     PLANTRONICS, INC. CREDIT AGREEMENT


Ladies and Gentlemen:

         We have acted as special counsel for Plantronics, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of
(i) the Credit Agreement, dated as of February 19, 1997 (the "Credit Agreement"), between the Company and Bank of America National Trust and Savings Association (the "Bank") and (ii) forms of the Application and Agreement for Commercial Letter of Credit, Application for Amendment to Commercial Letter of Credit, Application and Agreement for Standby Letter of Credit, and Application for Amendment to Standby Letter of Credit (collectively, the "L/C Applications," and, together with the Credit Agreement, the "Loan Documents").

         This opinion is provided to the Bank as required pursuant to Section 5.01(f) of the Credit Agreement. Terms defined in the Credit Agreement and used without other definition herein shall have the respective meanings assigned, directly or indirectly by reference, to such terms in the Credit Agreement, and terms used herein and not defined herein or in the Credit Agreement shall have the respective meanings assigned to such terms in the Uniform Commercial Code as in effect in the State of California on the date hereof (the "UCC").

         In connection with this opinion, we have examined:

          (i)    executed copies of the Credit Agreement;

         (ii) unexecuted forms of the L/C Applications, excluding the terms and conditions interlined on the reverse side thereof, as delivered to us for review;

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 2



        (iii) the Certificate of Incorporation and Bylaws of the Company, as amended to date;

         (iv) records of proceedings, consisting of draft minutes of a meeting of the Board of Directors of the Company, during or by which resolutions were adopted relating to matters covered by this opinion not yet approved by the Board;

          (v) the respective certificates of the Secretary and certain officers of the Company as to certain factual matters (copies of which have been delivered to the Bank pursuant to Sections 5.01(b), (c) and (e) of the Credit Agreement); and

         (vi) each of the agreements listed on Annex A hereto (the "Reviewed Agreements").

         In addition, we have made such other investigations as we have deemed necessary to enable us to render the opinions hereinafter set forth. We advise you that, as to all matters of fact, we have relied upon such examination and investigation, and the representations and warranties of the Company contained in the aforedescribed certificates, Article VI of the Credit Agreement (but only to the extent such representations and warranties address factual matters) and the Certificate appended hereto as Annex B (but only to the extent such Certificate addresses factual matters). We have assumed (a) the genuineness of all signatures of persons (other than representatives of the Company) signing the Loan Documents; (b) the authenticity of all documents submitted to us as originals (c) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and (d) except as specifically covered in the opinions set forth below, the due authorization, execution, and delivery on behalf of the respective parties thereto of documents referred to herein and the legal, valid and binding effect thereof on such parties.

         As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact means that during the course of our representation of the Company in connection with the Loan Documents no information has come to the attention of the attorneys of our firm involved in this engagement which would give the actual knowledge of the existence or absence of such facts; however, except to the extent expressly set forth herein, we have made no independent investigation to determine the existence or absence of such facts, and any limited inquiry undertaken by us during the preparation of this opinion should not be regarded as such an investigation.
No inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

         Based upon the foregoing, and further subject to the exceptions, limitations, qualifications and assumptions, set forth below, we hereby advise you that in our opinion:

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 3




                 1. The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has the corporate power and authority to own and operate (or lease, as the case may be) its properties, to conduct the business in which it is currently engaged and to execute, deliver and perform its obligations under the Loan Documents. The Company is qualified to do business as a foreign corporation in each jurisdiction wherein the ownership or leasing of properties or the conduct of its business renders such qualification necessary, except insofar as the failure to be so qualified would not have a Material Adverse Effect. The jurisdictions in which the Company is qualified to do business are listed on Schedule 1 to Annex B hereto.

                 2. The Loan Documents and the Credit Extensions pursuant to the Credit Agreement have been duly authorized by the Company and no further corporate action is required in connection therewith. The execution and delivery of the Loan Documents by the Company and the due performance by the Company of its obligations thereunder do not and will not (i) violate or be in conflict with the Company's Articles of Incorporation or Bylaws or any law or regulation having applicability to the Company, or (ii) to our knowledge, violate, contravene or result in the creation of a Lien upon any of the assets or properties of the Company under, any material judgment, decree, injunction, writ or order of any court, or any arbitrator or other Governmental Authority, having jurisdiction over the Company or its properties or by which the Company may be bound. No material consent, approval, authorization, registration or filing with any Governmental Authority which has not been obtained is required in connection with the execution, delivery or performance by the Company of the Loan Documents, except as contemplated thereby.

                 3. The Loan Documents (except the unexecuted L/C Applications) have been duly executed and delivered by the Company. Each of the Loan Documents (other than the unexecuted L/C Applications) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms. The unexecuted L/C Applications, when duly executed and delivered, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                 4. To our knowledge, there are no actions, suits, or proceedings pending, or, threatened, against the Company before any court, regulatory agency or administrative agency, at law or in equity, in arbitration or before any Governmental Authority which seek to restrain

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 4



         the Company's performance of its obligations under the Loan Documents or which would reasonably be expected to have a Material Adverse Effect.

                 5. To our knowledge, there are no governmental licenses, authorizations, consents or approvals required in order for the Company to own its assets and carry on its business as presently conducted, the failure to obtain which would reasonably be expected to have a Material Adverse Effect, which the Company has not obtained.

                 6. The Credit Agreement, the Credit Extensions proposed to be made thereunder, the other Loan Documents and the performance by the Company of its obligations thereunder do not and will not violate or conflict with, constitute a default under or result in the termination of, accelerate the performance required by, or result in the creation of any Lien upon the assets or properties of the Company (except as contemplated by the Loan Documents) under, any Reviewed Agreement.

                 7. The Company is not (a) an "investment company," within the meaning of the Investment Company Act of 1940, as amended, nor (b) subject to the regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any California public utilities code.

                 8. To our knowledge, the Company does not intend to use the proceeds of any extension of credit under the Credit Agreement for the purpose of purchasing "margin stock" within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

         The foregoing opinions are subject to the exceptions, limitations, qualifications and assumptions set forth below.

         A. We are admitted to practice law only in the State of California. We express no opinion as to any matter relating to laws of any jurisdiction other than the laws of the State of California, the statutes comprising the General Corporation Laws of the State of Delaware and the federal laws of the United States, as such are in effect on the date hereof. For purposes of our review of the Reviewed Agreements, we have assumed that the laws governing such Reviewed Agreements (including the effect and appropriate interpretation thereof) are identical in all relevant respects to the laws of the State of California.

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 5



         B. We express no opinion as to (i) the effect of any bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or conveyances or preferential transfers, or (ii) the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable relief, whether considered in a proceeding in equity or at law.

         C. We express no opinion (i) regarding the rights or remedies available to any party for violations or breaches of any provisions which are immaterial or for violations or breaches of any provisions the enforcement of which a court determines would be unreasonable under the then existing circumstances,
                 (ii) regarding the rights or remedies available to any party insofar as such party may take discretionary action which is arbitrary, unreasonable or capricious, or is not taken in good faith or in a commercially reasonable manner, whether or not such action is permitted under the Credit Agreement, or (iii) as to the effect of the exercise of judicial discretion, whether in a proceeding in equity or at law.

         D. We express no opinion as to the legality, validity, binding nature or enforceability of (i) provisions in any Loan Document providing for the payment or reimbursement of costs or expenses or indemnifying a party, to the extent such provisions may be held to be unreasonable in amount, unenforceable as contrary to public policy, (ii) provisions regarding the Bank's ability to collect attorneys' fees and costs in an action involving any Loan Document, if the Bank is not the prevailing party in such action (we call your attention to the effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees) or
                 (iii) provisions of any Loan Document imposing penalties or forfeitures, late payment charges or any increase in interest rate, upon delinquency in payment or the occurrence of a default to the extent they constitute a penalty or forfeiture or are otherwise contrary to public policy.

         E. We express no opinion with respect to the legality, validity, binding nature or enforceability of (i) any vague or broadly stated waivers including, without limitation, the waivers of diligence, presentment, demand, protest or notice, (ii) any waivers or

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 6



                 consents (whether or not characterized as a waiver or consent in the relevant Loan Document) relating to the rights of the Company or duties owing to it existing as a matter of law, including, without limitation, waivers of the benefits of statutory or constitutional provisions, to the extent such waivers or consents are found by California courts to be against public policy or which are ineffective pursuant to California statutes and judicial decisions or (iii) any waivers of any statute of limitations to the extent such waivers are in excess of four years beyond the statutory period.

         F. We express no opinion as to the effect of judicial decisions and statutes limiting the enforceability of provisions requiring payment of additional consideration or a higher rate of interest upon prepayment, late payment, maturity, default or a lender's election to accelerate a loan, or as a consequence of the imposition of governmental charges on a lender as a result of the taking, or failure to take, of any action by such lender, particularly in cases where (i) the additional amount bears no reasonable relation to the damage suffered by the lender or is otherwise held to be a penalty (see, e.g., Lazzarechi Inv. Co. v. San Francisco Federal Savings and Loan Assoc., 22 Cal. App. 3d 303 (1971), and Hellenbaum v. Lytton Savings & Loan Association, 274 Cal. App. 2d 456 (1969)), or (ii) such increases constitute penalties or forfeitures or are otherwise contrary to public policy.

         G. We express no opinion with respect to the legality, validity, binding nature or enforceability of any provision of any Loan Document to the effect that rights or remedies are cumulative or are not exclusive, that the election of some particular remedy or remedies does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

         H. We express no opinion as to any provision of any Loan Document requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

         I. We have assumed that there are no agreements or understandings between or among the Company, the Bank, or any third parties which would expand, modify or otherwise affect the terms of any Loan Document or the respective rights or obligations of the

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 7



                 parties thereunder and that each of the Loan Documents correctly and completely set forth the intent of all parties thereto.

         J. We have assumed that all parties to the Loan Documents have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code.

         K. We have assumed that the Credit Agreement has been duly authorized, executed and delivered by the Bank and that the Bank has full power, authority and legal right to enter into and perform the terms and conditions of the Credit Agreement on its part to be performed and that the Credit Agreement constitutes the legal, valid and binding obligation of the Bank, enforceable against it in accordance with its terms.

         L. We express no opinion as to the applicability or effect of compliance or non-compliance by the Bank with any state, federal or other laws applicable to the Bank or to the transactions contemplated by the Loan Documents because of the nature of its business, including its legal or regulatory status.

         M. We have assumed that the Bank is either (i) a "Bank" as defined in and operating under that certain act known as the "Bank Act" approved March 1, 1909, as amended, (ii) a bank created and operating under and pursuant to the laws of the State of California or of the United States or (iii) a foreign bank complying with the criteria set forth in Section 1716 of the California Financial Code, as amended, and is therefore exempt from the provisions of Article XV of the California Constitution and related statutes.

         N. We express no opinion regarding compliance or non-compliance (or the effect thereof) with applicable anti-fraud provisions of federal or state securities laws, or with respect to the "Blue Sky" laws of any state other than the State of California.

         O. This opinion speaks only at and as of its date and is based solely on the facts and circumstances existing as of such date. We express no opinion as to the effect on the Bank's rights under the Loan Documents of any statute, rule, regulation or other law which is enacted or becomes effective after, or of any court decision which changes the law relevant to such rights which is rendered after, the date of this opinion or the conduct of the parties following the closing of the contemplated transaction. In addition, in rendering this opinion, we assume no obligation to revise or supplement

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 8



                 this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative action, judicial decision or otherwise.

         P. We express no opinion as to any provision of any Loan Document purporting to exculpate from liability an issuing bank which makes payments against a presentment under any letter of credit, to the extent the documents presented do not strictly comply with the terms of such letter of credit.

         Q. Without limitation of clause (i) of paragraph B above, we express no opinion as to the effect of Sections 544 and 548 of the Bankruptcy Code, Sections 3439 et. seq. of the California Civil Code, or any other applicable federal or state, statutory or common law relating to fraudulent transfers.

         R. We express no opinion as to the effect of any provision of any Loan Document purporting to relieve a secured party of any duty it may have to preserve the value of collateral in its possession (see California UCC Section 9207; see, also, e.g. Citibank, N.A. v. Data Lease Financial Corporation 828 F.2d 686 (11th Cir. 1987)).

         S. Our opinions set forth in paragraph 2 above is intended to express our opinion that the execution, delivery and performance by the Company of the respective Loan Documents to which each is a party are neither prohibited by, nor subject to the Company to a fine, penalty or similar sanction that would be materially adverse to the Company under, any statute or regulation of the State of California, the statutes comprising the Delaware Corporation Laws or federal law that a lawyer exercising customary professional diligence would reasonably recognize as applicable to the Company or the Loan Documents and the transactions contemplated thereby.

         This opinion is made with the knowledge and understanding that you (but no other Person) may rely thereon in entering into the Credit Agreement and is solely for your benefit. This opinion may not be quoted to or relied upon by any Person other than you without our prior written consent; provided, that (i) this opinion may be disclosed to bank regulatory authorities having jurisdiction over you requesting (or requiring) such disclosure and (ii) this opinion may be disclosed to and relied upon by assignees of the Credit Extensions if (a) such assignments are permitted under and made in accordance with the Credit Agreement and (b) such assignees come within paragraph M above; provided that in no event does this opinion extend to any issue or matter related to any such assignment or arising from or out of any such assignment (as distinct from the subject transaction).

Bank of America National Trust
  and Savings Association
As of February 19, 1997
Page 9



We would expect any Person to whose receipt hereof we consented, whether directly or through the exceptions contained in the foregoing proviso, to be bound by the provisions of this paragraph.

                                       Very truly yours,

                                       WILSON SONSINI GOODRICH & ROSATI,
                                       Professional Corporation

                                                                         ANNEX A

                              MATERIAL AGREEMENTS


1. Indenture dated as of January 15, 1994, by and between the Company and State Street Bank & Trust Company of California, N.A. as successor in interest to The First National Bank of Boston, as Trustee.

                                                                         ANNEX B


                          CERTIFICATE AND DECLARATION


                            As of February 19, 1997



Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, California 94304

         RE:     CREDIT AGREEMENT WITH BANK OF AMERICA
                 NATIONAL TRUST & SAVINGS ASSOCIATION

Ladies and Gentlemen:

         Reference is made to the Credit Agreement, dated as of the date hereof (the "Credit Agreement") by and between the undersigned (the "Company"), and Bank of America National Trust & Savings Association (the "Bank"). We have requested you to render the legal opinion required by Section 5.01(f) of the Credit Agreement (the "WSGR Opinion"; capitalized terms defined in the WSGR Opinion, whether directly or indirectly by reference, and used without definition herein to have the respective meanings herein assigned to such terms in the WSGR Opinion). With the understanding you will rely on the statements of fact contained in this Certificate and Declaration (the "Certificate") in delivering the WSGR Opinion, after due investigation, the Company hereby certifies as follows:

         1. Representations and Warranties. The Company confirms to Wilson Sonsini Goodrich & Rosati, P.C. ("WSGR") the accuracy and completeness of the representations and warranties of the Company contained in Article VI of the Credit Agreement, and acknowledges and agrees that WSGR is entitled to rely thereon in connection with the WSGR Opinion.

         2. Board Presentation. The material terms and conditions of the original credit facility refinanced by the Credit Agreement and the other Loan Documents were fairly and accurately presented to the Board of Directors of the Company and approved by the Board prior to their execution and delivery in January 1994. Prior to the approval of the minutes of the January, 1997 meeting of the Board, the Directors will have an opportunity to discuss and review the terms of the Credit Agreement and the other Loan Documents, particularly those material terms which have been modified from the prior credit facility.

                 Duly Incorporated; Good Standing. The Company has been duly incorporated and is in good standing under the laws of its jurisdiction of incorporation, with power and authority

Wilson Sonsini Goodrich & Rosati, P.C.
As of February 9, 1997
Page 2



(corporate and other) to own its properties and carry on its business as currently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction wherein the nature of its business or property requires such qualification and standing, except where the failure to obtain such qualification or maintain such standing would not have a Material Adverse Effect. The jurisdictions in which the Company is so qualified are listed on Schedule 1 hereto.

         3. Use of Proceeds. The Company is not engaged, nor does the Company propose to become engaged, in the business of extending credit for the purpose of buying or carrying margin stock (as hereinafter defined) and no part of the proceeds of any Credit Extension will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. As used herein, "margin stock" means (a) any equity security registered or having unlisted trading privileges on a national securities exchange, (b) any stock traded in the over-the-counter market and designated as a margin security by the Board of Governors of the Federal Reserve System, (c) any security designated as qualified for trading in the National Market System of the National Association of Securities Dealers, Inc.,
(d) any debt security convertible into the foregoing securities or carrying a warrant or right to subscribe to or purchase the foregoing securities, (e) any warrant or right to subscribe to or purchase the foregoing securities, or (f) any security issued by an investment company within the contemplation of the Investment Company Act of 1940.

         4. No Investment Companies. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended ("Investment Company"). The Company is not, does not hold itself out as being or propose to become, engaged primarily in the business of investing, reinvesting, or trading securities. The Company is not engaged in, nor does the Company propose to engage in, the business of issuing face-amount certificates of the installment type, nor does the Company have any such certificates outstanding. The Company does not own or propose to acquire investment securities exceeding forty percent (40%) of the Company's total assets on an unconsolidated basis. "Investment securities" means all securities other than government securities, securities issued by employees' securities companies, and securities issued by majority-owned Subsidiaries of the Company which are not Investment Companies.

         5. No Public Utilities. The Company does not directly or indirectly, own, control, or hold with power to vote, 10 per cent or more of the outstanding voting securities of a public-utility company (as hereinafter defined) or of a company which, directly or indirectly, owns, controls, or holds with power to vote, 10 per cent or more of the outstanding voting securities of a public-utility holding company (as hereinafter defined). The Securities and Exchange Commission has not determined that the Company, directly or indirectly, exercises controlling influence over the management or policies of any public-utility holding company or any subsidiary of such public-utility holding company, no public-utility holding company or subsidiary thereof (i) directly or indirectly owns, controls or holds with power to vote 10 per cent or more of the outstanding voting securities of the Company or (ii) has been determined by the Securities and Exchange Commission to exercise a controlling influence, directly or indirectly, over the Company. The Company is not an affiliate (as hereinafter defined) of a public-utility holding company or a subsidiary of a public-utility holding

Wilson Sonsini Goodrich & Rosati, P.C.
As of February 9, 1997
Page 3


company. A "public-utility company" means either (i) a company which owns or operates facilities used for the generation, transmission, or distribution of electric energy for sale, other than sale to tenants or employees of the company operating such facilities for their own use and not for resale, or (ii) a company which owns or operates facilities used for the distribution at retail (other than distribution only in enclosed portable containers, or distribution to tenants or employees of the company operating such facilities for their own use and not for resale) of natural or manufactured gas for heat, light or power. A "public-utility holding company" means any company which (i) directly or indirectly, owns, controls or holds with power to vote, 10 per cent or more of the outstanding voting securities of a public-utility company or of public-utility holding company or (ii) has been determined by the Securities and Exchange Commission to, directly or indirectly, exercise controlling influence over the management and policies of a public-utility company or public-utility holding company. "Affiliate" of a specified company means, for the purposes of this paragraph, (i) any person that directly or indirectly owns, controls or holds with power to vote, 5 per cent or more of the outstanding voting securities of the specified company, (ii) any company, 5 per cent or more of whose outstanding voting securities are owned, controlled or held with power to vote, directly or indirectly, by the specified company,
(iii) any individual who is an officer or director of the specified company or any company which is an affiliate thereof under clause (i), and (iv) any person or class of persons determined by the Securities and Exchange Commission to be an affiliate of the specified company. The Company makes no representation regarding Citicorp Venture Capital for the purposes of this paragraph.

         6. Regulations G, T, U and X. The Company is not engaged, and does not propose to become engaged, in the business of extending credit for the purpose of buying or carrying margin stock (as hereinafter defined) and no part of the proceeds of any Credit Extension will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. As used herein, "margin stock" means (i) any equity security registered or having unlisted trading privileges on a national securities exchange, (ii) any stock traded in the over-the-counter market and designated as a margin security by the Board of Governors of the Federal Reserve System, (iii) any security designated as qualified for trading in the National Market System of the National Association of Securities Dealers, Inc.,
(iv) any debt security convertible into the foregoing securities or carrying a warrant or right to subscribe to or purchase the foregoing securities, (v) any warrant or right to subscribe to or purchase the foregoing securities, or (vi) any security issued by an investment company within the contemplation of the Investment Company Act of 1940.

         7. No Consents. To the Company's knowledge, there are no governmental licenses, permits, consents or approvals which are required as of the date hereof for the ownership and operation of their respective properties and for the conduct of its business the failure to obtain which would reasonably be expected to have a Material Adverse Effect, which the Company has not obtained.

         8. Chief Executive Offices. The chief executive office of the Company is located at 337 Encinal Street, Santa Cruz, CA 95060.

Wilson Sonsini Goodrich & Rosati, P.C.
As of February 9, 1997
Page 4


         9. Verification. The undersigned has taken all reasonably necessary steps to verify the information set forth in this Certificate. The undersigned has examined such corporate records, and has made such inquiries of officers and executives of the Company, as the undersigned has deemed reasonable and necessary in order to ensure the accuracy of the representations set forth herein. To the extent such representations refer to legal conclusions, as opposed to matters of fact or to matters of fact, the accuracy of which are dependent upon legal conclusions, the undersigned or another representative of the Company has had the opportunity to have such consultations with you as the undersigned or another representative of the Company has deemed necessary to resolve all known or potential legal matters based upon each of the undersigned's knowledge of the applicability of matters of law to the Company, its business activities or agreements or the Loan Documents and the transactions contemplated thereby and is relying on the advice so received. Neither the undersigned nor the Company is aware of any fact or circumstance which would render any conclusion reached in the WSGR Opinion inaccurate or misleading.

                                       Very truly yours,

                                       PLANTRONICS, INC.


                                       /s/John A. Knutson
                                       ------------------------

                                       By:      John A. Knutsen

                                       Title:   Secretary and
                                                Senior General Counsel

                                                                      Schedule 1


                   Foreign Jurisdictions in which Plantronics
                          is Qualified to do business



California
Maryland
Pennsylvania

                                  EXHIBIT E-1

              FORM OF LC APPLICATION FOR STANDBY LETTERS OF CREDIT


(Bank form "Application and Agreement for Standby Letter of Credit" to be used -- specimen of version current as of the Closing Date attached. Reverse of form may be crossed out as indicated on the attached.)








                                     E-1-1

BANK OF AMERICA
=============================================================================
                                                   APPLICATION AND AGREEMENT
                                                   FOR STANDBY LETTER OF CREDIT

                                               -------------------------------
                                                      for Bank Use Only

                                                L/C No. ____________________

                                               -------------------------------

TO:  Bank of America National Trust and Savings Association ("Bank")


A.  APPLICATION.

______________________ ("Customer") requests Bank to issue an irrevocable standby letter of credit ("Letter of Credit") as follows:

[ ] Full text teletransmission       [ ] Airmail with brief preliminary
                                         teletransmission advice
[ ] Airmail   [ ] Courier

For account of                         In favor of
(Customer Name and Address)            (Beneficiary name and Address)

________________________________       ________________________________
________________________________       ________________________________
________________________________       ________________________________
                                       ________________________________
Advising Bank                          ________________________________
________________________________       ________________________________
________________________________       ________________________________
________________________________

Amount_______________(_________ )      Expiration Date: Drafts to be drawn on
      In Words and Figures             and presented at Bank's issuing unit on
                                       or before:____________________ , 19___
Currency________________________

Available by drafts drawn at sight on Bank's issuing unit when accompanied by the following documentation:

        1.  The original standby letter of credit.

        2. The signed statement of the beneficiary worded as follows (state exact wording that is to appear in the statement accompanying the draft):

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

Special Instructions: ________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

     Customer understands that the risk to Customer is greater if Customer requests a standby letter of credit which requires only a draft rather than a standby letter of credit which requires supporting documentation.

     Customer understands that the final form of the Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Bank's letter of credit issuing unit and Customer hereby consents to such revisions and changes.

This Application and Agreement is executed by     and is an L/C Application made
Customer on _____________________, 19____/        under that certain Credit
                                                  Agreement between Customer and
                                                  Bank dated as of February 19,
____________________________________________      1997, as amended, restated,
             (Name of Customer)                   modified, supplemented,
                                                  extended or renewed from
                                                  time to time.

By:____________________________________ Title:_________________________________

By:____________________________________ Title:_________________________________


-------------------------------------------------------------------------------
                              FOR OFFICE USE ONLY
-------------------------------------------------------------------------------
FX-149 TO:    [ ] International Trade Banking Division--Los Angeles Operations
                  Center #5655
-------------------------------------------------------------------------------

COMMISSION  [ ] Per MISC-42    [ ] Other_____________________________________
            [ ] Charge Branch  [ ] Charge directly
            [ ] Commissions and Charges only
            [ ] Drawings, Commissions and Charges
-------------------------------------------------------------------------------
FINANCIAL SERVICES OFFICER NAME (Type or Print)

-------------------------------------------------------------------------------
BANKAMERINET NO.

-------------------------------------------------------------------------------
CDA/DDA CUSTOMER A/C#

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FINANCIAL SERVICES OFFICER SIGNATURE

-------------------------------------------------------------------------------
BRANCH/DEPT. NAME

-------------------------------------------------------------------------------
BRANCH/DEPT. NO.

-------------------------------------------------------------------------------

                                  EXHIBIT E-2

            FORM OF L/C APPLICATION FOR COMMERCIAL LETTERS OF CREDIT


[Bank form "Application and Agreement for Commercial Letter of Credit" to be used -- specimen of version current as of the Closing Date attached. Reverse of form may be crossed out as indicated on the attached.]














                                     E-2-1

[logo] BANK OF AMERICA                                APPLICATION AND AGREEMENT
                                                FOR COMMERCIAL LETTER OF CREDIT
-------------------------------------------------------------------------------

To: Bank of America National Trust and Savings Association ("Bank")

A. APPLICATION

________________________ ("Customer") requests Bank to issue an irrevocable commercial letter of credit ("Letter of Credit") as follows:

[ ]  Full text teletransmission

[ ]  Airmail with brief preliminary teletransmission advice

[ ]  Airmail   [ ]  Courier

-----------------------------------------------------------------------------------------------------------------------------------
 1. Advising bank and address                                          | 4. For account of (Customer Name and Address)
    (if left blank, Bank will reject advising bank)                    |
                                                                       |
                                                                       |
                                                                       |
                                                                       |
                                                                       |
                                                                       |
                                                                       |
                                                                       |
-----------------------------------------------------------------------|
                          FOR BANK USE ONLY                            | 5. In favor of (Beneficiary Name and Address)
-----------------------------------------------------------------------|
 2. L/C No.                                                            |
         __________________________________                            |
_______________________________________________________________________|
 3. Expiration Date: Drafts to be drawn and presented to the           |
    negotiating or paying bank on or before:                           |___________________________________________________________
                                                                       |
                                                                       | 6. Amount: ____________________________________________
         _______________________________, 19___                        |    [____________________________] [In word and figures.]
                                                                       |    Currency ____________________________________________
_______________________________________________________________________|___________________________________________________________

 7. Covering ___________% of invoice value. (Full invoice value unless otherwise specified.)

-----------------------------------------------------------------------------------------------------------------------------------
 8. Available by drafts at (Tenor) _____________________ on Bank, Bank's branch or Bank's correspondent, at Bank's option, or Bank may waive draft requirement.
-----------------------------------------------------------------------------------------------------------------------------------
 9. Partial Shipment                   | 10. Transhipment (Not applicable to Air Shipments or Combined Transport Shipments.)
    [ ] Permitted  [ ] Not Permitted   |     [ ] Permitted  [ ] Not Permitted
-----------------------------------------------------------------------------------------------------------------------------------
11. Shipment/Diagram/Taking in Charge from/At       Latest                 For Transportation to
                                                   |                      |
___________________________________________________|______________________|________________________________________________________

12. Merchandise to be described in invoice as (omit unnecessary details and specify price basis in box 13).

    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
13. Price basis (Check one):
    [ ] FOB   [ ] CFR   [ ] CIF   [ ] Other: __________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
14. Documents required (Check applicable boxes below):
    [ ] Signed commercial invoice in duplicate.
    [ ] Marine and war insurance policy or certificate for 110$ Invoice value in duplicate.
        Insurance to be effected by: __________________________________________________________________________________________
    [ ] Original clean  [ ] Air   [ ] Truck   [ ] Rail   transport document.
        Consigned to: _________________________________________________________________________________________________________
        Notify (if different from consignee): _________________________________________________________________________________
    [ ] Full set of originals clean on board vessel marine bill of lading, to order of shipper, blank endorsed, marked:
        "Notify _____________________________________________________________________________________________________________."
    [ ] Full set of originals clean combined transport bill of lading, to order of shipper, blank endorsed, marked:
        "Notify _____________________________________________________________________________________________________________."
    [ ] If combined transport bill of lading is required, check:  [ ] on board vessel  [ ] on board inland carrier.
    [ ] Bill of lading marked (select one):   [ ] freight prepaid    [ ] freight collect.
    [ ] Other documents: ______________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
15. Special Instructions to be included in the Letter of Credit: ______________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
    Special Instructions to Bank: _____________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________
    ___________________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
Documents must be presented to the negotiating or paying bank no later than _____ days after date of transport document (on board validation applicable for ocean shipment) but within the validity of the Letter of Credit. All documents to be forwarded in one cover, by airmail, unless otherwise stated under Special Instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Customer understands that the final form of the Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Bank's letter of credit leasing unit and Customer hereby consents to such revisions and changes.
-----------------------------------------------------------------------------------------------------------------------------------

FX-150 B-91

B.  Agreement.

        In consideration of Bank issuing for the account of Customer the Letter of Credit, Customer agrees to the following

        7. Customer will obtain, or cause to be obtained, insurance on all goods described in the Letter of Credit. The insurance will cover fire and other usual risks, and any additional risks Bank may request. Customer authorizes and empowers Bank to effect the proceeds of any insurance and apply such proceeds against any of Customer's obligations to Bank under the Application and Agreement.

        8. Customer represents and warrants to Bank that Customer has obtained all import and export licences and other governmental approvals required for the goods and the documents described in the Letter of Credit.

        9. All directions and correspondence relating to the Letter of Credit are to be sent at Customer's risk and expense.

        10. (a) Customer hereby grants to Bank a security interest in the following described property, whether now owned or hereafter acquired by Customer ("Collateral"):

                 (i) All goods and documents described in the Letter of Credit;

                 (ii) All negotiable and nonnegotiable documents of title covering any of the above-described property;

                 (iii) All rights under contracts of insurance covering any of the above-described property;

                 (iv) All deposit accounts now or hereafter maintained with Bank with respect to the Letter of Credit; and

                 (v)   All proceeds of any of the above-described property.

        (b) The Collateral securities and will secure all obligations and liabilities of Customer to Bank under or in respect of this Application Agreement, whether now existing or thereafter incurred or created, whether due or to become due, and whether absolute or contingent.

        (c) If Customer defaults under any provision of this application and Agreement, Bank may enforce the security interest granted hereunder pursuant to the California Uniform Commercial Code or any other applicable law in the event of any deficiency. Customer will immediately pay the same to Bank.

        (d) in the event the Collateral should suffer any decline in value Customer shall, on demand, deliver to Bank additional Collateral satisfactory to Bank.


This Application and Agreement is executed by Customer on _______________, 19__ and is an L/C Application made under that Credit Agreement


_______________________________________
          (Name of Customer)

By:____________________________________ Title:_________________________________

By:____________________________________ Title:_________________________________



-------------------------------------------------------------------------------
                              FOR OFFICE USE ONLY
-------------------------------------------------------------------------------
FX-150 TO:    [ ] TRADE FINANCE SERVICES: Concord #6569
              [ ] TRADE FINANCE SERVICES - Los Angeles 5655
-------------------------------------------------------------------------------
COMMISSION  [ ] Per MISC-42    [ ] Other_____________________________________
            [ ] Charge Branch  [ ] Charge directly
            [ ] Commissions and Charges only
            [ ] Drawings, Commissions and Charges
-------------------------------------------------------------------------------
FINANCIAL SERVICES OFFICER NAME (Type or Print)

-------------------------------------------------------------------------------
BANKAMERINET NO.

-------------------------------------------------------------------------------
DDA CUSTOMER A/C#

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FINANCIAL SERVICES OFFICER SIGNATURE

-------------------------------------------------------------------------------
BRANCH/DEPT. NAME

-------------------------------------------------------------------------------
BRANCH/DEPT NO.


* or that certain Credit Agreement dated as of February 19, 1997 between Customer and Bank, as amended, restated, modified, supplemented, renewed or extended from time to time (the "Credit Agreement")

                                  EXHIBIT F-1

        FORM OF L/C AMENDMENT APPLICATION FOR STANDBY LETTERS OF CREDIT


[Bank form "Application for Amendment to Standby Letter of Credit" to be used -- specimen of version current as of the Closing Date attached.]













                                     F-1-1

[LOGO] BANK OF AMERICA                              Application for Amendment
                                                    to Standby Letter of Credit
-------------------------------------------------------------------------------
Location:                                           Date:

-------------------------------------------------------------------------------
TO: Bank of America NT&SA   I request you to           [ ] Airmail
    AMEND by the irrevocable Documentary               [ ] Teletransmission
    Letter of Credit No.____________________________
-------------------------------------------------------------------------------
For Account of (Applicant)                      In Favor of [Beneficiary]




-------------------------------------------------------------------------------
Please amend the credit as follows:













I understand that this amendment is subject to acceptance by the beneficiary. All other terms and conditions of the Letter of Credit remain unchanged.
-------------------------------------------------------------------------------
The bank agrees to the amendment described above.        Name of Applicant
Bank of America NT&SA
-------------------------------------------------------------------------------
By Signature                            Signature

                                        X
-------------------------------------------------------------------------------
Name and Title of Signer                Name and Title of Signer

-------------------------------------------------------------------------------
           ADMINISTRATION USE                      OFFICE USE
-------------------------------------------------------------------------------
Retail Financial Services     [ ] Recommend--CR-32/CH115  [ ] Approved--One copy
To: Regional Administration       in triplicate attached      of CR-32/CR-115 or
Credit No._________________       Forward to Regional/        CR-116 to Credit
                                  Division Credit             Review Center
___________________________       Administration              [Reporting Only]

World Banking Division        _________________________________________________
To: [ ] Division Credit       Financial Services Office Name (Type or Print)
        Administration
        No._________________
    [ ] Division Area Office
        No._________________

_____________________________  Signature
          APPROVAL
                               X______________________________________________

-------------------------------------------------------------------------------
Date                                    Branch/AMG Name              NO

-------------------------------------------------------------------------------
Credit Administrator            [ ] Credit      Amendment Fee      Min. $
                                [ ] Prepayment [UFE attached]
-------------------------------------------------------------------------------

                                  EXHIBIT F-2

                     FORM OF L/C AMENDMENT APPLICATION FOR
                          COMMERCIAL LETTERS OF CREDIT
                     -------------------------------------


[Bank form "Application for Amendment to Commercial Letter of Credit" to be used -- specimen of version current as of the Closing Date attached.]









                                     F-2-1

[LOGO] BANK OF AMERICA                              Application for Amendment
                                                    Commercial Letter of Credit
-------------------------------------------------------------------------------
Location:                                           Date:

-------------------------------------------------------------------------------
TO: Bank of America NT&SA   I request you to           [ ] Airmail
    AMEND by the irrevocable Documentary               [ ] Teletransmission
    Letter of Credit No.____________________________
-------------------------------------------------------------------------------
For Account of Applicant                        In Favor of [Beneficiary]




-------------------------------------------------------------------------------
Please amend the credit as follows:













I understand that this amendment is subject to acceptance by the beneficiary. All other terms and conditions of the Letter of Credit remain unchanged.
-------------------------------------------------------------------------------
Name of Applicant                       Signature

                                        X
--------------------------------------------------------------------------------
Name and Title of Signer

-------------------------------------------------------------------------------
           ADMINISTRATION USE                      OFFICE USE
-------------------------------------------------------------------------------
Retail Financial Services     [ ] Recommend--CR-32/CH115  [ ] Approved--One copy
To: Regional Administration       in triplicate attached      of CR-32/CR-115 or
Credit No._________________       Forward to Regional/        CR-116 to Credit
                                  Division Credit             Review Center
___________________________       Administration              [Reporting Only]

World Banking Division        _________________________________________________
To: [ ] Division Credit       Financial Services Office Name (Type or Print)
        Administration
        No._________________
    [ ] Division Area Office
        No._________________

_____________________________  Signature
          APPROVAL
                               X______________________________________________

-------------------------------------------------------------------------------
Date                                    Branch/AMG Name              NO

-------------------------------------------------------------------------------
Credit Administrator            [ ] Credit      Amendment Fee      Min. $
                                [ ] Prepayment [UFE attached]
-------------------------------------------------------------------------------

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May __, 1997, effective for all purposes as of February 19, 1997, is entered into by and between PLANTRONICS, INC., a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

         A. The Company and the Bank are parties to a Credit Agreement dated as of February 19, 1997 (the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Company.

         B. The Company and the Bank desire to amend the Credit Agreement to correct an error therein, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.  Amendments to Credit Agreement.

                 (a) Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 8.12 Net Funded Debt to EBITDA Ratio. The Company shall not permit as of the last day of any fiscal quarter the Net Funded Debt to EBITDA Ratio to be more than 3.00:1.00.

                 (b) Schedule 2 to Exhibit C to the Credit Agreement (the form of Compliance Certificate) is hereby amended and restated in its entirety to read as set forth in Schedule 2 attached hereto.

         3. Representations and Warranties. The Company hereby represents and warrants to the Bank that the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         4. Reservation of Rights. The Company and the Bank acknowledge and agree that the execution and delivery by the parties of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank or the Company to execute similar amendments under the same or similar circumstances in the future.

         5.      Miscellaneous.

                 (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                 (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                 (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                 (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                 (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 10.01 of the Credit Agreement.

                 (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                                            PLANTRONICS, INC.



                                            By: ___________________________
                                            Name:  John A. Knutson
                                            Title: Vice President-Legal,
                                                   Senior General Counsel
                                                   and Secretary



                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION



                                            By: ____________________________
                                            Name:  _________________________
                                            Title: Managing Director

                                                     Date: ______________, _____
                                                     For the fiscal quarter/year
                                                     ended ______________, _____

                                   SCHEDULE 2
                          to the Compliance Certificate
                                 ($ in 000's)1/

                                                                 Actual                     Required/Permitted
                                                                 ------                     ------------------
 1.       Section 8.12 Net Funded Debt to
          EBITDA Ratio.

          The ratio of:

          A.    Net Funded Debt:

                the difference of:

                (i)      Indebtedness2/                          __________

                              plus

                (ii)     Guaranty Obligations2/                  __________

                              less


                (iii)    cash and Cash Equivalents3/

                                                                 __________

                         (i)+(ii)-(iii)                      =   __________

          B.    EBITDA4/


                the sum of:
                (i)      net income or loss5/                    __________

                              plus

                (ii)     depreciation                            __________

                              plus

                (iii)    amortization                            __________
                              plus

                (iv)     interest                                __________
                              plus

                (v)      taxes on income                         __________

                              plus




     1/ All items determined on a consolidated basis and in accordance with GAAP, consistently applied.

     2/       See definition of Net Funded Debt for certain items excluded.

     3/       Not subject to any Lien, and to extent exceeding $5,000,000.

     4/       Calculated on a rolling four-quarter basis.

     5/       Without giving effect to extraordinary losses or gains

                                                                 Actual                     Required/Permitted
                                                                ------                     ------------------

                (vi)     non-cash expenses or charges for
                         management stock compensation
                                                                 __________

                (i)+(ii)+(iii)+(iv)+(v)+(vi)                 =   __________
                                    A
                                  -----
                                    B                        =                     Not more than 3.00
                                                                 ==========


 2.       Section 8.13 Tangible Net Worth.
          -------------------------------

          Tangible Net Worth:                                                      Not to be less than the sum of:
          (i)       gross book value of assets                   __________        A.  Tangible Net Worth as of
                                                                                       12/28/96:
                                  less
                                  ----
                                                                                   (i)  gross book value
          (ii)      goodwill, licensing agreements, patents,                       of assets                      __________
                    trademarks, trade names, organization
                    expenses, treasury stock, unamortized                                         less
                    debt discount and premium, deferred                                           ----
                    charges and other like intangibles
                                                                                   (ii) goodwill, licensing
                                                                                   agreements, patents, trade-
                                  less                                             marks, trade names, organi-
                                  ----                                             zation expenses, treasury
                                                                 __________        stock, unamortized debt
          (iii)     reserves applicable to assets (including                       discount and premium, deferred
                    reserves for depreciation and                                  charges and other like
                    amortization)                                                  intangibles                    __________

                                  less
                                  ----
                                                                                                  less
                                                                 ----------                       ----
                                                                                   (iii) reserves applicable
                                                                                   to assets (including reserves
                                                                                   for depreciation and
                                                                                   amortization)                  __________

          (iv)      all liabilities (including                                                  less
                    accrued and deferred income taxes and                                       ----
                    any subordinated
                    liabilities)                                                   (iv)  all liabilities
                                                                 __________        (including accrued and
                                                                                   deferred income taxes and
                          (i)-(ii)-(iii)-(iv)                =                     subordinated liabilities)      __________
                                                                 ==========

                                                                                   (i)-(ii)-(iii)-(iv)    =       __________

                                                                                                          x           90%
                                                                                                               ------------------

                                                                                                                       6/
                                                                                                                  ==========
                                                                                            less
                                                                                            ----





----------------------------------

     6/ Calculation will need to be done for first compliance certificate only; thereafter, this number will be inserted.

                                                                 Actual                  Required/Permitted
                                                                 ------                 ------------------
                                                                                   B.  Stock repurchases after
                                                                                       12/28/96 (not to exceed
                                                                                       $20,000,000)               __________

                                                                                            plus


                                                                                   C.  50% of net income after
                                                                                       income taxes (without
                                                                                       subtracting losses)
                                                                                       earned after 12/28/96      __________

                                                                                            plus










                                                                 Actual                     Required/Permitted
                                                                 ------                     ------------------

                                                                                   D.  75% of net proceeds
                                                                                       from any equity
                                                                                       securities issued
                                                                                       after 12/28/96               __________
                                                                                            plus
                                                                                            ----

                                                                                   E.  75% of any increase
                                                                                       in stockholder's
                                                                                       equity resulting
                                                                                       from the conversion
                                                                                       of debt securities
                                                                                       to equity securities
                                                                                       after 12/28/96              __________

                                                                                         A - B + C + D + E   =
                                                                                                                   ==========


 3.       Section 8.14 Interest Coverage
          Ratio.7/.

          The ratio of:

          A.   Adjusted EBITDA
               (i)     EBITDA (from 1(B) above)                  __________

                                  less
                                  ----

               (ii)    Capital Expenditures                      __________
                               (i) - (ii)                        __________

          B.   Cash Interest Expense
               (i)     Total interest expense
                       (including commissions,
                       discounts, fees and other charges in
                       connection with standby letters of
                       credit and similar instruments

                                                                 __________

                                  less
                                  ----

               (ii)    Non-cash items included in (i)
                                                                 __________
                               (i) - (ii)                        __________

                                    A
                                  -----
                                    B                       =                      Not less than 3.00
                                                                 ==========






----------------------------------

     7/    Calculated on a rolling four-quarter basis.
     -